  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 2002
                                      SECURITIES ACT REGISTRATION NO. 333-98371
                                   INVESTMENT COMPANY REGISTRATION NO. 811-21180


================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM N-2

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]


                         PRE-EFFECTIVE AMENDMENT NO. 3                       [X]


                        POST-EFFECTIVE AMENDMENT NO.
                                    AND/OR
                         REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                    [X]


                                AMENDMENT NO. 3                              [X]


                                --------------

               BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)


                              100 BELLEVUE PARKWAY
                          WILMINGTON, DELAWARE 19809
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                (888) 825-2257
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                          ROBERT S. KAPITO, PRESIDENT

                BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST
                              40 EAST 52ND STREET
                           NEW YORK, NEW YORK 10022
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                --------------

                                   COPY TO:




          MICHAEL K. HOFFMAN, ESQ.                      CYNTHIA G. COBDEN, ESQ.
 SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP             SIMPSON THACHER & BARTLETT
            FOUR TIMES SQUARE                            425 LEXINGTON AVENUE
         NEW YORK, NEW YORK 10036                      NEW YORK, NEW YORK 10017


                                --------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.



                              CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
============================================================================================================================
                                                                    PROPOSED              PROPOSED
                                             AMOUNT BEING       MAXIMUM OFFERING     MAXIMUM AGGREGATE        AMOUNT OF
  TITLE OF SECURITIES BEING REGISTERED        REGISTERED         PRICE PER UNIT        OFFERING PRICE      REGISTRATION FEE
---------------------------------------   ------------------   ------------------   -------------------   -----------------
Common Shares, $.001 par value.........   10,000,000 shares          $ 15.00             $150,000,000         $ 13,800(1)
============================================================================================================================







(1)   $5,520 previously paid.


     THE REGISTRANT HEREBY AMENDS HIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL HEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

               BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST

                             CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS




                     ITEMS IN PART A OF FORM N-2                       LOCATION IN PROSPECTUS
           -----------------------------------------------  -------------------------------------------
Item 1.    Outside Front Cover ...........................  Cover page
Item 2.    Inside Front and Outside Back Cover Page ......  Cover page
Item 3.    Fee Table and Synopsis ........................  Prospectus Summary; Summary of Trust
                                                            Expenses
Item 4.    Financial Highlights ..........................  Not Applicable
Item 5.    Plan of Distribution ..........................  Cover Page; Prospectus Summary;
                                                            Underwriting
Item 6.    Selling Shareholders ..........................  Not Applicable
Item 7.    Use of Proceeds ...............................  Use of Proceeds; The Trust's Investments
Item 8.    General Description of the Registrant .........  The Trust; The Trust's Investments; Risks;
                                                            Description of Shares; Certain Provisions
                                                            in the Agreement and Declaration of
                                                            Trust; Closed-End Trust Structure;
                                                            Preferred Shares and Leverage
Item 9.    Management ....................................  Management of the Trust; Custodian and
                                                            Transfer Agent; Trust Expenses
Item 10.   Capital Stock, Long-Term Debt, and Other
           Securities ....................................  Description of Shares; Distributions;
                                                            Dividend Reinvestment Plan; Certain
                                                            Provisions in the Agreement and
                                                            Declaration of Trust; Tax Matters
Item 11.   Defaults and Arrears on Senior Securities .....  Not Applicable
Item 12.   Legal Proceedings .............................  Legal Opinions
Item 13.   Table of Contents of the Statement of
           Additional Information ........................  Table of Contents for the Statement of
                                                            Additional Information

                               PART B -- STATEMENT OF ADDITIONAL INFORMATION

Item 14.   Cover Page ....................................  Cover Page
Item 15.   Table of Contents .............................  Cover Page
Item 16.   General Information and History ...............  Not Applicable
Item 17.   Investment Objective and Policies .............  Investment Objective and Policies;
                                                            Investment Policies and Techniques; Other
                                                            Investment Policies and Techniques;
                                                            Portfolio Transactions
Item 18.   Management ....................................  Management of the Trust; Portfolio
                                                            Transactions and Brokerage
Item 19.   Control Persons and Principal Holders of         Not Applicable
           Securities ....................................
Item 20.   Investment Advisory and Other Services ........  Management of the Trust; Experts
Item 21.   Brokerage Allocation and Other Practices ......  Portfolio Transactions and Brokerage
Item 22.   Tax Status ....................................  Tax Matters; Distributions
Item 23.   Financial Statements ..........................  Financial Statements; Report of
                                                            Independent Auditors

                                      PART C -- OTHER INFORMATION

Items 24-33 have been answered in Part C of this Registration Statement

PROSPECTUS                                              [BLACKROCK LOGO OMITTED]



                                10,000,000 SHARES


                           BLACKROCK FLORIDA INSURED

                             MUNICIPAL INCOME TRUST

                                 COMMON SHARES

                                $15.00 PER SHARE

                                  ----------
     Investment Objective. BlackRock Florida Insured Municipal Income Trust (the "Trust") is a newly organized, non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income exempt from Federal income tax, including the alternative minimum tax, and Florida intangible personal property tax.

     Portfolio Contents. The Trust will invest primarily in insured municipal bonds that pay interest that is exempt from Federal income tax, including the alternative minimum tax, and Florida intangible personal property tax. The Trust will invest in municipal bonds that, in the opinion of the Trust's investment advisor or sub-advisor, are underrated or undervalued. Under normal market conditions, the Trust expects to be fully invested in these tax-exempt municipal bonds. The Trust will, under normal circumstances, be invested primarily in municipal bonds rated in the highest category at the time of investment (which is Aaa by Moody's Investor's Service, Inc. ("Moody's") or AAA by Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch") or, if unrated, determined to be of comparable quality by the Trust's investment advisor or sub-advisor). Up to 20% of the Trust's Managed Assets (as defined herein) may be invested in bonds rated below Aaa or AAA (but not lower than BBB or Baa) and comparable unrated municipal bonds and/or municipal bonds that are uninsured. Accordingly, the Trust does not intend to invest any of its assets in municipal bonds rated below investment grade or in comparable unrated municipal bonds. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more under current market conditions. The Trust cannot ensure that it will achieve its investment objective.

     No Prior History. Because the Trust is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Trust's common shares are expected to be listed on the New York Stock Exchange under the symbol "BAF".

     Preferred Shares. Within approximately one to three months after completion of this offering of common shares, the Trust intends to offer preferred shares representing approximately 38% of the Trust's capital immediately after the issuance of such preferred shares. There can be no assurance, however, that preferred shares representing such percentage of the Trust's capital will actually be issued. The use of preferred shares to leverage the common shares can create risks.


     Insurance. Insurance does not protect the market value of municipal bonds or the net asset value of the Trust.


     INVESTING IN THE COMMON SHARES INVOLVES CERTAIN RISKS. SEE "RISKS" BEGINNING ON PAGE 23.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                                  ----------



                                                        PER SHARE       TOTAL
                                                       -----------   ----------
Public offering price ..............................     $            $
Sales load .........................................     $            $
Estimated offering expenses ........................     $            $
Proceeds, after expenses, to the Trust(1) ..........     $            $



(1)   Aggregate offering expenses are expected to be $       . BlackRock has
      agreed to reimburse offering expenses in excess of $0.03 per common share.

     The underwriters may also purchase up to         additional common shares
at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.

     The Underwriters expect to deliver the common shares to purchasers on or
about        , 2002.
                                  ----------

SALOMON SMITH BARNEY                                       MERRILL LYNCH & CO.
PRUDENTIAL SECURITIES                                      WACHOVIA SECURITIES
JANNEY MONTGOMERY SCOTT LLC                               QUICK & REILLY, INC.
                                RYAN BECK & CO.


      , 2002

     You should read this prospectus, which contains important information about the Trust, before deciding whether to invest in the common shares and retain it for future reference. A Statement of Additional Information, dated
   , 2002, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement
of Additional Information, the table of contents of which is on page   of this
prospectus, by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).

     The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. WE ARE NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY OTHER DATE THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                            ---------------------

                               TABLE OF CONTENTS






                                                                         PAGE
                                                                         ----
Prospectus Summary .....................................................    4
Summary of Trust Expenses ..............................................   12
The Trust ..............................................................   14
Use of Proceeds ........................................................   14
The Trust's Investments ................................................   14
Preferred Shares and Leverage ..........................................   21
Risks ..................................................................   23
How the Trust Manages Risk .............................................   27
Management of the Trust ................................................   28
Net Asset Value ........................................................   31
Distributions ..........................................................   32
Dividend Reinvestment Plan .............................................   32
Description of Shares ..................................................   34
Certain Provisions in the Agreement and Declaration of Trust ...........   37
Closed-End Trust Structure .............................................   38
Repurchase of Common Shares ............................................   39
Tax Matters ............................................................   39
Underwriting ...........................................................   42
Custodian and Transfer Agent ...........................................   44
Legal Opinions .........................................................   44
Table of Contents for the Statement of Additional Information ..........   45



     Until        , 2002 (25 days after the date of this prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


                        PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.


THE TRUST...................   BlackRock Florida Insured Municipal Income
                               Trust is a newly organized, non-diversified, closed-end management investment company.
                               Throughout the prospectus, we refer to BlackRock
                               Florida Insured Municipal Income Trust simply as the "Trust" or as "we," "us" or "our." See "The
                               Trust."



THE OFFERING................   The Trust is offering           common shares of
                               beneficial interest at $15.00 per share through a
                               group of underwriters (the "Underwriters") led by
                               Salomon Smith Barney Inc., Merrill Lynch, Pierce,
                               Fenner & Smith Incorporated ("Merrill Lynch"),
                               Prudential Securities Incorporated, Wachovia
                               Securities, Inc., Janney Montgomery Scott LLC,
                               Quick & Reilly, Inc. A FleetBoston Financial
                               Company and Ryan, Beck & Co., LLC. The common
                               shares of beneficial interest are called "common
                               shares" in the rest of this prospectus. You must
                               purchase at least 100 common shares ($1,500) in
                               order to participate in this offering. The Trust
                               has given the Underwriters an option to purchase
                               up to        additional common shares to cover
                               orders in excess of        common shares.
                               BlackRock Advisors, Inc. has agreed to pay organizational expenses and offering costs
                               (other than sales load) that exceed $0.03 per common share. See "Underwriting."


INVESTMENT OBJECTIVE........   The Trust's investment objective is to provide
                               current income exempt from Federal income tax, including the alternative minimum tax, and Florida intangible personal property tax. The
                               Trust cannot ensure that it will achieve its investment objective.


INVESTMENT POLICIES.........   The Trust will invest primarily in insured
                               municipal bonds that pay interest that is exempt from Federal income tax, including the alternative minimum tax, and Florida intangible personal property tax. Under normal circumstances, the Trust expects to be fully invested in tax exempt municipal bonds. The Trust will not invest in a municipal bond if the interest on that bond is subject to the alternative minimum tax. Municipal bond insurance will be from insurers having a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. This insurance does not protect the market value of such bonds or the net asset value of the Trust. The value of a bond will be affected by the credit standing of its insurer. The Trust will invest in municipal bonds that, in the opinion of BlackRock Advisors, Inc. ("BlackRock
                               Advisors" or the "Advisor") and BlackRock
                               Financial Management, Inc. ("BlackRock Financial
                               Management" or the "Sub-Advisor")
                               are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the Advisor's or Sub-Advisor's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the Advisor's or Sub-Advisor's opinion, are worth more than the value assigned to them in the marketplace.

                               At least 80% of the Trust's Managed Assets will, under normal circumstances, be invested in municipal bonds:

                               o that pay interest that is exempt from Federal
                                 income tax, including the alternative minimum tax, and Florida intangible personal property tax;

                               o insured as to timely payment of principal and
                                 interest; and

                               o rated in the highest category at the time of
                                 investment (which is Aaa by Moody's or AAA by S&P or Fitch or, if unrated, determined to be of comparable quality by the Advisor or Sub-Advisor), which ratings are independent of any insurance on the bonds.

                               Up to 20% of the Trust's Managed Assets may be invested in bonds rated below Aaa or AAA (but not lower than BBB or Baa) and comparable unrated municipal bonds and/or municipal bonds that are uninsured. Accordingly, the Trust does not intend to invest any of its assets in municipal bonds rated below investment grade or in comparable unrated municipal bonds. The foregoing policies are non-fundamental, except the policy with respect to investing in municipal bonds that pay interest exempt from Federal income tax, including the alternative minimum tax, and Florida intangible personal property tax is fundamental. The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more under current market conditions. The Trust cannot ensure that it will achieve its investment objective. See "The Trust's Investments."


INSURANCE...................   Insured municipal bonds held by the Trust will be
                               insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the municipal bond at the time of its original issuance ("Original Issue Insurance"), (ii) an insurance policy obtained by the Trust or a third party subsequent to the municipal bond's original issuance ("Secondary Market Insurance") or (iii) another municipal insurance policy purchased by the Trust ("Portfolio Insurance"). This insurance does not protect the market value of such bonds or the net asset value of the Trust. The Trust expects initially to emphasize investments in municipal bonds insured under bond-specific insurance policies (i.e., Original Issue
                               Insurance or Secondary Market Insurance). The
                               Trust, as a non-fundamental policy that can be changed by the Trust's Board of Trustees, will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated "Aaa" by Moody's or "AAA" by S&P or Fitch. There is no limit on the percentage of the Trusts' assets that may be invested in municipal bonds insured by any one insurer.


SPECIAL TAX CONSIDERATIONS...  Distributions of any capital gain or other taxable income will be taxable to shareholders. See "Tax Matters".



PROPOSED OFFERING OF
PREFERRED SHARES.............  Approximately one to three months after completion of this offering of the common shares (subject to market conditions), the Trust intends to offer preferred shares of beneficial interest ("Preferred Shares") that will represent approximately 38% of the Trust's capital immediately after their issuance. For purposes of this prospectus, the Trust's capital means the total assets of the Trust less all liabilities and indebtedness not representing Preferred Shares or other senior securities. The issuance of Preferred Shares will leverage the common shares. Leverage involves greater risks. The Trust's leveraging strategy may not be successful. See "Risks--Leverage Risk." The money the Trust obtains by selling the Preferred Shares will be invested in long-term municipal bonds that will generally pay fixed rates of interest over the life of the bonds.

                               The Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates. The adjustment period could be as short as a day or as long as a year or more. If the rate of return, after the payment of applicable expenses of the Trust, on the long-term bonds purchased by the Trust is greater than the dividends paid by the Trust on the Preferred Shares, the Trust will generate more income by investing the proceeds of the Preferred Shares than it will need to pay dividends on the Preferred Shares. If so, the excess income may be used to pay higher dividends to holders of common shares. However, the Trust cannot assure you that the issuance of Preferred Shares will result in a higher yield on the common shares. Once Preferred Shares are issued, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. See "Preferred Shares and Leverage" and "Description of Shares--Preferred Shares."


INVESTMENT ADVISOR..........   BlackRock Advisors will be the Trust's investment
                               advisor and BlackRock Advisors' affiliate,
                               BlackRock Financial Management, will provide certain day-to-day investment management services to the Trust. Throughout the prospectus, we sometimes refer to BlackRock Advisors and BlackRock Financial Management collectively as
                               "BlackRock." BlackRock Advisors will receive an annual fee, payable monthly, in a maximum amount equal to 0.55% of the average weekly value of the Trust's
                               Managed Assets. "Managed Assets" means the total assets of the Trust (including any assets attributable to any Preferred Shares that may be outstanding) minus the sum of accrued liabilities
                               (other than debt representing financial
                               leverage). The liquidation preference of the Preferred Shares is not a liability. BlackRock
                               Advisors has voluntarily agreed to waive receipt of a portion of the management fee or other expenses of the Trust in the amount of 0.20% of the average weekly values of the Trust's Managed
                               Assets for the first five years of the Trust's operations (through October 31, 2007), and for a declining amount for an additional three years
                               (through October 31, 2010). See "Management of the Trust."



DISTRIBUTIONS...............   The Trust intends to distribute monthly all or a
                               portion of its net investment income to holders of common shares. We expect to declare the initial monthly dividend on the Trust's common shares approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in common shares through the receipt of additional unissued but authorized common shares from the Trust or by purchasing common shares in the open market through the Trust's Dividend Reinvestment Plan.
                               See "Dividend Reinvestment Plan."

                               The Trust will distribute to holders of its common shares monthly dividends of all or a portion of its tax-exempt interest income after payment of dividends on any Preferred Shares of the Trust that may be outstanding. If the Trust realizes a capital gain or other taxable income, it will be required to allocate such income between the common shares and the Preferred Shares in proportion to the total dividends paid to each class for the year in which or with respect to which the income is paid. See "Distributions" and "Preferred Shares and Leverage."



LISTING.....................   The common shares are expected to be listed on
                               the New York Stock Exchange under the symbol
                               "BAF". See "Description of Shares--Common
                               Shares."



CUSTODIAN AND
TRANSFER AGENT..............   State Street Bank and Trust Company will serve as
                               the Trust's Custodian, and EquiServe Trust
                               Company, N.A. will serve as the Trust's Transfer
                               Agent. See "Custodian and Transfer Agent."


MARKET PRICE OF SHARES......   Common shares of closed-end investment companies
                               frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies like the

                               Trust that invest primarily in investment grade municipal bonds have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Trust. See "Use of Proceeds." In addition to net asset value, the market price of the Trust's common shares may be affected by such factors as dividend levels, which are in turn affected by expenses, call protection for portfolio securities, dividend stability, portfolio credit quality, liquidity and market supply and demand. See "Preferred Shares and Leverage," "Risks," "Description of Shares" and the section of the Statement of Additional Information with the heading "Repurchase of Common Shares." The common shares are designed primarily for long-term investors and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.


SPECIAL RISK
CONSIDERATIONS..............   No Operating History. The Trust is a newly
                               organized, closed-end management investment company with no operating history.

                               Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

                               Interest Rate Risk. Generally, when market interest rates fall, bond prices rise, and vice versa. Interest rate risk is the risk that the municipal bonds in the Trust's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds fluctuate more than prices of shorter-term bonds as interest rates change. Because the Trust will invest primarily in long-term bonds, net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term bonds. The Trust's use of leverage, as described below, will tend to increase common share interest rate risk.

                               Credit Risk. Credit risk is the risk that one or more municipal bonds in the Trust's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status.

                               Municipal Bond Insurance. In the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance (as defined below) issued by such insurer also would be of reduced quality in the portfolio of the Trust. There is no limit on the percentage of the Trust's assets that may be invested in municipal bonds insured by any one insurer. Any such downgrade could have an adverse impact on the net asset value and market price of the Shares.

                               In addition, to the extent the Trust employs
                               Portfolio Insurance, the Trust may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing such Portfolio Insurance. The Trust does not expect these guidelines to prevent BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.


                               Concentration in Florida Issuers. The Trust's policy of investing primarily in municipal obligations of issuers located in Florida makes the Trust more susceptible to adverse economic, political or regulatory occurrences affecting those issuers. Many factors, including social, environmental and economic policies and conditions may affect the financial condition of Florida and its political subdivisions. State government operations are highly dependent upon the sales and use tax, which account for the majority of state general fund revenues. The Florida state constitution prohibits the imposition of individual income taxes. The structure of personal income in Florida is different from the rest of the nation in that the State has a proportionally greater retirement age population that is dependent upon transfer payments (social security, pension benefits, etc.). Florida's economic growth is highly dependent upon other factors such as changes in population growth, tourism and interest rates. The Florida Constitution may limit the State's ability to raise revenues and may have an adverse effect on the finances of Florida and its political subdivisions. For a discussion of economic and other conditions in Florida, see "The Trust's Investments--Municipal
                               Bonds--Economic and Other Considerations in
                               Florida."

                               Economic Sector Risk. The Trust may invest 25% or more of its Managed Assets in municipal obligations of issuers in the same economic sector, such as hospitals or life care facilities and transportation related issuers. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting a particular economic sector.

                               Leverage Risk. The use of leverage through the issuance of Preferred Shares creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust's leveraging strategy may not be successful. We anticipate that Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates that would be periodically reset. The Trust intends to invest the proceeds of the Preferred Shares offering in long-term, typically fixed rate, municipal bonds. So long as the Trust's municipal bond portfolio provides a higher rate of return, net of Trust expenses, than the Preferred Share dividend rate, as reset periodically, the leverage may cause the holders of common shares to receive a higher current rate of return than if the Trust were not leveraged. If, however, long- and/or short-term rates rise, the Preferred Share dividend rate could exceed the rate of return on long-term bonds held by the Trust that were acquired during periods of generally lower interest rates, reducing return to the holders of common shares. Leverage creates two major types of risks for the holders of common shares:

                               o the likelihood of greater volatility of net
                                 asset value and market price of the common shares because changes in the value of the Trust's bond portfolio, including bonds bought with the proceeds of the Preferred Shares offering, are borne entirely by the holders of common shares; and

                               o the possibility either that common share net
                                 investment income will fall if the Preferred
                                 Share dividend rate rises or that common share net investment income will fluctuate because the Preferred Share dividend rate varies.


                               Municipal Bond Market Risk. The amount of public information available about the municipal bonds in the Trust's portfolio is generally less than that for corporate equities or bonds and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock than would be a stock fund or taxable bond fund. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.


                               The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

                               Non-Diversification. The Trust has registered as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not, with respect to securities other than United States government securities and securities of other regulated investment companies, more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

                               Anti-Takeover Provisions. The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. In addition, if the Trust issues Preferred Shares, the holders of the Preferred Shares will have voting rights that could deprive holders of common shares of such opportunities.

                            SUMMARY OF TRUST EXPENSES


     The following table assumes the issuance of Preferred Shares in an amount equal to 38% of the Trust's capital (after their issuance), and shows Trust expenses as a percentage of net assets attributable to Common Shares.


SHAREHOLDER TRANSACTION EXPENSES


 Sales Load Paid by You (as a percentage of offering price) .........   4.50%
 Dividend Reinvestment Plan Fees ....................................   None*



                                      PERCENTAGE OF
                                        NET ASSETS
                                     ATTRIBUTABLE TO
                                      COMMON SHARES
                                         (ASSUMES
                                     PREFERRED SHARES
                                      ARE ISSUED)**
                                    -----------------
ANNUAL EXPENSES
 Management Fees ................         0.89%
 Other Expenses .................         0.40%
                                          ----
 Total Annual Expenses ..........         1.29%***
                                          =====
 Fee and Expense Waiver .........         0.32%***
                                          -----
 Net Annual Expenses ............         0.97%***


----------
* You will be charged a $2.50 service charge and pay brokerage charges if you direct the Plan Agent (as defined below) to sell your common shares held in a dividend reinvestment account.


** The table presented in this footnote estimates what the Trust's annual expenses would be stated as percentages of the Trust's net assets attributable to Common Shares. This table assumes the Trust is the same size as in the table above, but unlike the table above, assumes that no Preferred Shares are issued or outstanding. This will be the case, for instance, prior to the Trust's expected issuance of Preferred Shares. In accordance with these assumptions, the Trust's expenses would be estimated to be as follows:






                                         PERCENTAGE OF
                                           NET ASSETS
                                        ATTRIBUTABLE TO
                                         COMMON SHARES
                                          (ASSUMES NO
                                        PREFERRED SHARES
                                           ARE ISSUED
                                        OR OUTSTANDING)
                                       -----------------
   ANNUAL EXPENSES
    Management Fees ................          0.55%
    Other Expenses .................          0.25%
                                             ----
    Total Annual Expenses ..........          0.80%***
                                             =====
    Fee and Expense Waiver .........          0.20%***
                                             -----
    Net Annual Expenses ............          0.60%***


----------

*** BlackRock Advisors has voluntarily agreed to waive receipt of a portion of the management fee or other expenses of the Trust in the amount of 0.32% of average weekly net assets attributable to common shares (0.20% of average weekly Managed Assets) for the first 5 years of the Trust's operations, 0.24% (0.15%) in year 6, 0.16% (0.10%) in year 7 and 0.08%
      (0.05%) in year 8. Without the waiver, "Total Annual Expenses" would be estimated to be 1.29% of average weekly net assets attributable to common shares and 0.80% of average weekly Managed Assets.

     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Net Annual Expenses" are based on estimated amounts for the Trust's first full year of operations and assume that the Trust issues 6,666,667 common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Trust" and "Dividend Reinvestment Plan."


     The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of 0.97% of net assets attributable to common shares in years 1 through 5, and (2) a 5% annual return:(1)





                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS(2)
                                    -------- --------- --------- ------------
 Total Expenses Incurred ..........    $54      $75       $96        $173


----------

(1) THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.


(2) Assumes waiver of fees and expenses of 0.24% of average weekly net assets attributable to common shares in year 6 (0.15% of average weekly Managed Assets), 0.16% (0.10%) in year 7 and 0.08% (0.05%) in year 8. and assumes that leverage remains 38% of the Trust's capital throughout the periods reflected. BlackRock Advisors has not agreed to waive any portion of its fees and expenses beyond October 31, 2010. See "Management of the Trust--Investment Management Agreement."

                                   THE TRUST


     The Trust is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware business trust on August 19, 2002, pursuant to an Agreement and Declaration of Trust, as subsequently amended and restated, governed by the laws of the State of Delaware. As a newly organized entity, the Trust has no operating history. The Trust is designed to provide tax benefits to investors who are residents of the State of Florida for tax purposes. The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257.



                                USE OF PROCEEDS


     The net proceeds of the offering of common shares will be approximately
$    ($    if the Underwriters exercise the over-allotment option in full)
after payment of the estimated organization and offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in tax-exempt municipal bonds that meet the Trust's investment objective and policies within approximately three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt or taxable investment grade securities.



                            THE TRUST'S INVESTMENTS


INVESTMENT OBJECTIVE AND POLICIES


     The Trust's investment objective is to provide current income exempt from Federal income tax, including the alternative minimum tax, and Florida intangible personal property tax.

     The Trust will invest primarily in insured municipal bonds that pay interest that is exempt from Federal income tax, including the alternative minimum tax and Florida intangible personal property tax. Under normal circumstances, the Trust will invest at least 80% of its Managed Assets in municipal bonds that pay interest that is exempt from Federal income tax, including the alternative minimum tax, and Florida intangible personal property tax. The Trust intends to be fully invested in such tax exempt municipal bonds. The Trust will not invest in any bond if the interest on that bond is subject to the alternative minimum tax. Under normal circumstances the Trust will invest at least 80% of its Managed Assets in municipal bonds that are insured as to principal and interest. Such municipal bond insurance will be from insurers having a claims paying ability of rated "Aaa" by Moody's or "AAA" by S&P or Fitch. This insurance does not protect the market of such bonds or the net asset value of the Trust. The value of an insured municipal bond will be affected by the credit rating of its insurer.

     At least 80% of the Trust's Managed Assets will normally be invested in municipal bonds rated in the highest category at the time of investment (which is Aaa by Moody's or AAA by S&P or Fitch or, if unrated, determined to be of comparable quality by the Advisor or Sub-Advisor), which ratings are independent of any insurance on the bonds. Up to 20% of the Trust's Managed Assets may be invested in bonds rated below Aaa or AAA (but not lower than BBB or Baa) and comparable unrated municipal bonds and/or municipal bonds that are uninsured. Accordingly, the Trust does not intend to invest any of its assets in municipal bonds rated below investment grade or in comparable unrated municipal bonds. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue or insurer. In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock may consider such factors as BlackRock's assessment of the credit quality of the issuer and the insurer of the security, the price at which the security could be sold and the rating, if any, assigned to the security and the insurer by other rating agencies.

     The Trust's policy of investing 80% of its Managed Assets in bonds that pay interest that is exempt from Federal income tax, including the alternative minimum tax, and Florida intangible personal property tax, is fundamental and may not be changed without approval of shareholders. The Trust's 80% policies with respect to credit quality and investment in insured municipal bonds are non-fundamental and may be changed by the Trust's board of trustees. In addition, the Trust's 80% policy with respect to investment in insured municipal bonds may only be changed by the Trust's board of trustees upon 60 days' prior notice to shareholders.

     Appendix A to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of municipal bonds and insurers. See "Risks" below for a general description of the economic and credit characteristics of municipal issuers in Florida.

     The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular Federal income tax, including the alternative minimum tax. Subject to the Trust's policy of investing at least 80% of its Managed Assets in municipal bonds exempt from Florida intangible personal property tax, the Trust may invest in securities that pay interest that is not exempt from Florida intangible personal property tax when, in the judgment of BlackRock, the return to the shareholders after payment of applicable Florida intangible personal property tax would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from Florida intangible personal property tax. See "--Other Investment Companies," "--Tax-Exempt Preferred Securities" and "--Initial Portfolio Composition."


     The Trust will invest in municipal bonds that, in BlackRock's opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in BlackRock's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of BlackRock, are worth more than the value assigned to them in the marketplace. BlackRock may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to, electrical utilities), or issued by a particular municipal issuer, are undervalued. BlackRock may purchase those bonds for the Trust's portfolio because they represent a market sector or issuer that BlackRock considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Trust's investment in underrated or undervalued municipal bonds will be based on BlackRock's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gains distributions subject to Federal capital gains taxation.

     During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust's cash fully invested, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust may not achieve its investment objective under these circumstances. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Trust invests in taxable short-term investments, a portion of your dividends would be subject to regular Federal income tax, including the alternative minimum tax, and Florida intangible personal property tax.

     The Trust cannot change its investment objective without the approval of the holders of a majority of the outstanding common shares and, once the Preferred Shares are issued, the Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. A "majority of the outstanding" means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See "Description of Shares-- Preferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--Preferred Shares" for additional information with respect to the voting rights of holders of Preferred Shares.


MUNICIPAL BONDS

     General. Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Trust will only purchase municipal bonds representing lease obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

     The municipal bonds in which the Trust will invest pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by BlackRock to be reliable, is exempt from regular Federal income tax, including the alternative minimum tax, and Florida intangible personal property tax. BlackRock will not conduct its own analysis of the tax status of the interest paid by municipal bonds held by the Trust. The Trust may also invest in municipal bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular Federal income tax, including the alternative minimum tax, and Florida intangible personal property tax. In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all of such tax-exempt securities as municipal bonds.

     The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

     The Trust will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions.


     Municipal Bond Insurance Generally. Insured municipal bonds held by the Trust will be insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the municipal bond at the time of its original issuance ("Original Issue Insurance"), (ii) an insurance policy obtained by the Trust or a third party subsequent to the Trust municipal bond's original issuance ("Secondary Market Insurance") or (iii) another municipal insurance policy purchased by the Trust ("Portfolio Insurance"). See below for a discussion of these different types of municipal bond insurance. This insurance does not protect the market value of such bonds or the net asset value of the Trust. The Trust expects initially to emphasize investments in municipal bonds insured under bond-specific insurance policies (i.e., Original Issue Insurance or Secondary Market Insurance). The Trust may obtain Portfolio Insurance from the insurers described under "Investment Policies and Techniques--Description of Insurers" in the Statement of Additional Information. The Trust, as a non-fundamental policy that can be changed by the Trust's Board of Trustees, will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated "Aaa" by Moody's or "AAA" by S&P or Fitch. There is no limit on the percentage of the Trusts' assets that may be invested in municipal bonds insured by any one insurer.

     Municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of "Aaa" or "AAA", as the case may be, by virtue of the rating of the "Aaa" or "AAA" claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way of contrast, the ratings, if any, assigned to municipal bonds insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuer, without regard to the insurance feature, and generally will carry a rating that is below "Aaa" or "AAA." While in the portfolio of the Trust, however, a municipal bond backed by Portfolio Insurance will effectively be of the same credit quality as a municipal bond issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

     The Trust's policy of investing in municipal bonds insured by insurers whose claims-paying ability is rated "Aaa" or "AAA" applies only at the time of purchase of a security, and the Trust will not be required to dispose of the securities in the event Moody's, S&P or Fitch, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer or withdraws its assessment. In this connection, it should be noted that in the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of the Trust. Moody's, S&P and Fitch continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade or withdraw their assessments subsequent to the time the Trust purchases securities.

     The value of municipal bonds covered by Portfolio Insurance that are in default or in significant risk of default will be determined by separately establishing a value for the municipal bond and a value for the Portfolio Insurance.

     Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal bonds by the issuer thereof or a third party in conjunction with the original issuance of such municipal bonds. Under this insurance, the insurer unconditionally guarantees to the holder of the municipal bond the timely payment of principal and interest on such obligations when and as these payments become due but not paid by the issuer, except that in the event of the acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as payment of principal would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts received by the holder from any trustee for the municipal bond issuer or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal bonds), the value of the Trust's shares, the market value of municipal bonds, or payments of any tender purchase price upon the tender of the municipal bonds. Original Issue Insurance also does not insure against nonpayment of principal or interest on municipal bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

     Original Issue Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Trust ultimately disposes of these municipal bonds. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

     Secondary Market Insurance. Subsequent to the time of original issuance of a municipal bond, the Trust or a third party may, upon the payment of a single premium, purchase insurance on that security. Secondary Market Insurance generally provides the same type of coverage as Original Issue

Insurance and, as with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Trust ultimately disposes of these municipal bonds.

     One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal bond would be to enable the Trust to enhance the value of the security. The Trust, for example, might seek to purchase a particular municipal bond and obtain Secondary Market Insurance for it if, in BlackRock's opinion, the market value of the security, as insured, less the cost of the Secondary Market Insurance, would exceed the current value of the security without insurance. Similarly, if the Trust owns but wishes to sell a municipal bond that is then covered by Portfolio Insurance, the Trust might seek to obtain Secondary Market Insurance for it if, in BlackRock's opinion, the net proceeds of the Trust's sale of the security, as insured, less the cost of the Secondary Market Insurance, would exceed the current value of the security. In determining whether to insure municipal bonds the Trust owns, an insurer will apply its own standards, which correspond generally to the standards the insurer has established for determining the insurability of new issues of municipal bonds. See "Original Issue Insurance" above.

     Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible municipal bonds purchased by the Trust and presently held by the Trust. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal bonds insured under a Portfolio Insurance policy would generally not be insured under any other policy. A municipal bond is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Trust.

     If a municipal obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then the security is not required to be additionally insured under any Portfolio Insurance that the Trust may purchase. All premiums respecting municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.



     Portfolio Insurance policies are effective only as to municipal bonds owned by and held by the Trust, and do not cover municipal bonds for which the contract for purchase fails. A "when-issued" municipal bond will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal bond.


     In determining whether to insure municipal bonds held by the Trust, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See "Original Issue Insurance" above.

     Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as the Trust is in existence, the municipal bonds covered by the policy continue to be held by the Trust, and the Trust pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to the Trust to refuse to insure any additional bonds purchased by the Trust after the effective date of such notice. The Trust's Board generally will reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Trust.

     Each Portfolio Insurance policy will terminate as to any municipal bond that has been redeemed from or sold by the Trust on the date of redemption or the settlement date of sale, and an insurer will not have any liability thereafter under a policy for any municipal bond, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any municipal bond, the policy will terminate for that municipal bond on the business day immediately following the payment date. Each policy will terminate as to all municipal bonds covered thereby on the date on which the last of the covered municipal bonds mature, are redeemed or are sold by the Trust.

     One or more Portfolio Insurance policies may provide the Trust, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") for a municipal bond that is sold by the Trust. The Trust would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the sale proceeds of the municipal bond. The Trust expects to exercise the right to obtain Permanent Insurance for a municipal bond only if, in BlackRock's opinion, upon the exercise the net proceeds from the sale of the municipal bond, as insured, would exceed the proceeds from the sale of the security without insurance.

     The Portfolio Insurance premium for each municipal bond is determined based upon the insurability of each security as of the date of purchase and will not be increased or decreased for any change in the security's creditworthiness unless the security is in default as to payment of principal or interest, or both. If such event occurs, the Permanent Insurance premium will be subject to an increase predetermined at the date of the Trust's purchase.



     Because each Portfolio Insurance policy will terminate for municipal bonds sold by the Trust on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Trust), the provision for this insurance will not enhance the marketability of the Trust's bonds, whether or not the obligations are in default or in significant risk of default. On the other hand, because Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as the municipal bonds they cover are outstanding, these insurance policies may enhance the marketability of these bonds even when they are in default or in significant risk of default, but the exact effect, if any, on marketability, cannot be estimated. Accordingly, the Trust may determine to retain or, alternatively, to sell municipal bonds covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

     Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of municipal bonds covered by the policy during the month. The yield on the Trust is reduced to the extent of the insurance premiums it pays.

     Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust's current yield. Insurance only will be obtained from insurers with a claims-paying ability rated "Aaa" by Moody's or "AAA" by S&P or Fitch. The insurance does not guarantee the market value of the insured obligation or the net asset value of the Trust's Shares.

     Other Types of Credit Support. The Trust may also invest in uninsured municipal bonds that are secured by an escrow or trust account that contains securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient, in combination with available trustee-held funds, in amount to ensure the payment of interest on and principal of the secured obligation ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond. Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, U.S. Government agency or instrumentality securities. These bonds will not be subject to Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Accordingly, despite the existence of the foregoing credit support characteristics, these bonds will not be considered to be insured bonds for purposes of the Trust's non-fundamental policy of investing at least 80% of its Managed Assets in insured bonds. The credit quality of companies that provide such credit enhancements will affect the value of those securities.


     Economic and Other Considerations in Florida. Except during temporary periods, the Trust invests primarily in Florida municipal obligations, which are municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is at the time of issuance, exempt from Federal income tax and Florida intangibles tax. Because the Trust invests primarily in a portfolio of Florida municipal bonds, the Trust is more susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal bonds than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal bonds. Economic, fiscal and budgetary conditions throughout the state may also influence the Trust's performance.

     The following information is a summary of a more detailed description of certain factors affecting Florida municipal bonds which is contained in the Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of Florida published in connection with the issuance by the State of Florida of specific Florida municipal bonds, as well as from other publicly available documents. Such information has not been independently verified by the Trust and may not apply to all Florida municipal bonds acquired by the Trust. Neither BlackRock nor the Trust assumes any responsibility for the completeness or accuracy of such information.

     Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole.


     Between 1990 and 2000, Florida's working age population increased by approximately 23.7% and the number of employed persons increased approximately 20.2%. Since 1995, the state's unemployment rate has again tracked just below the nation's. Florida's unemployment rate is expected to be 5.3% for fiscal year 2001-02 while the national rate is expected to be 5.5% for the same period.


     Tourism is an important aspect of Florida's economy. Approximately 71.5 million people visited the State in 2000.


     County and municipal governments in Florida depend primarily upon ad valorem property taxes, sales, motor fuel and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall level of revenue from these sources is in part dependent upon the local, state and national economies. Local government obligations held by the Trust may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.

     Voters at the general election in November 1994 approved an amendment to the Constitution of the State of Florida limiting further state revenues. It is unclear what effect, if any, such amendment would have on state or local government debt obligations.

     There can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal securities in the portfolio of the Trust will not be adversely affected by any such changes.

     For more information, see "Investment Policies and Techniques--Factors Pertaining to Florida" in the Statement of Additional Information.


WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     The Trust may buy and sell municipal bonds on a when-issued basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less or more than cost. The Trust will designate on its books and records cash or other liquid debt securities having a market value at all times, at least equal to the amount of the commitment.


OTHER INVESTMENT COMPANIES


     The Trust may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares or Preferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this prospectus in the sections entitled "Risks" and "Preferred Shares and Leverage," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock. The Trust treats its investments in such open- or closed-end investment companies as investments in municipal bonds. The Trust has no present intent ion to invest in other investment companies managed by BlackRock or its certificates.



TAX-EXEMPT PREFERRED SECURITIES



     The Trust may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from Federal income tax, including the alternative minimum tax. A portion of such dividends may be capital gain distributions subject to Federal capital gains tax. Such funds in turn invest in municipal bonds and other assets that generally pay interest or make distributions that are exempt from Federal income tax, including the alternative minimum tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investing in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries.



INITIAL PORTFOLIO COMPOSITION



     If current market conditions persist, the Trust expects that 100% of its initial portfolio will consist of investment grade quality municipal bonds, rated as such at the time of investment, meaning that such bonds are rated by national rating agencies within the four highest grades or are unrated but judged to be of comparable quality by BlackRock (approximately 80% in "Aaa/AAA" and 20% in "Baa/BBB"). BlackRock generally expects to select obligations that may not be redeemed at the option of the issuer for approximately ten years from the date of purchase by the Trust. See "--Investment Objective and Policies."



                         PREFERRED SHARES AND LEVERAGE

     Approximately one to three months after the completion of the offering of the common shares, subject to market conditions, the Trust intends to offer Preferred Shares representing approximately

38% of the Trust's capital immediately after the issuance of the Preferred Shares. The Preferred Shares will have complete priority upon distribution of assets over the common shares. The issuance of Preferred Shares will leverage the common shares. Leverage involves greater risks. The Trust's leveraging strategy may not be successful. Although the timing and other terms of the offering of Preferred Shares and the terms of the Preferred Shares will be determined by the Trust's board of trustees, the Trust expects to invest the proceeds of the Preferred Shares offering in long-term municipal bonds. The Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. So long as the Trust's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage will cause you to receive a higher current rate of income than if the Trust were not leveraged.


     Changes in the value of the Trust's bond portfolio, including bonds bought with the proceeds of the Preferred Shares offering, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Trust's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Trust were not leveraged. During periods in which the Trust is using leverage, the fees paid to BlackRock for advisory and sub-advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's Managed Assets, including the gross proceeds from the issuance of Preferred Shares. Only holders of common shares bear the cost of the Trust's fees and expenses, including the costs associated with any offering of Preferred Shares (estimated to be slightly more than 1.25% of the total amount of the Preferred Share offering), which will be borne immediately by holders of common shares and the costs associated with any borrowing. See "Summary of Trust Expenses."


     For tax purposes, the Trust is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between the common shares and Preferred Shares in proportion to total dividends paid to each class for the year in which or with respect to which the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to Preferred Shares, instead of solely tax-exempt income, the Trust will likely have to pay higher total dividends to Preferred Shareholders or make special payments to Preferred Shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the holders of common shares, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to Preferred Shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the holders of common shares, the advantage of the Trust's leveraged structure to holders of common shares will be reduced.

     Under the Investment Company Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Trust's capital is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Trust's capital). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust's capital is at least 200% of such liquidation value. If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the common shares could impair the Trust's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust has Preferred Shares outstanding, two of the Trust's trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining trustees of the Trust will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Trust failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Trust.

     The Trust will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Trust. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

     The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.


EFFECTS OF LEVERAGE

     Assuming that the Preferred Shares will represent approximately 38% of the Trust's capital and pay dividends at an annual average rate of 2.00%, the income generated by the Trust's portfolio (net of estimated expenses) must exceed 0.76% in order to cover the dividend payments and other expenses specifically related to the Preferred Shares. Of course, these numbers are merely estimates used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.


     The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Trust's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See "Risks." The table further reflects the issuance of Preferred Shares representing 38% of the Trust's capital and the Trust's currently projected annual Preferred Share dividend rate of 2.00%.




     Assumed Portfolio Total Return (Net of
      Expenses) ...........................        (10.00)%         (5.00)%         0.00%         5.00%        10.00%
     Common Share Total Return ............        (17.35)%         (9.29)%        (1.23)%        6.84%        14.90%

     Common share total return is composed of two elements: the common share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying dividends on Preferred Shares) and gains or losses on the value of the securities the Trust owns. As required by Securities and Exchange Commission rules, the table assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those bonds.

     Unless and until Preferred Shares are issued, the common shares will not be leveraged and this section will not apply.


                                     RISKS

     The net asset value of the common shares will fluctuate with and be affected by, among other things, interest rate risk, credit risk, reinvestment risk and leverage risk, and an investment in common shares will be subject to market discount risk, inflation risk and municipal bond market risk, each of which is more fully described below.

     Newly Organized. The Trust is a newly organized, non-diversified, closed-end management investment company and has no operating history.

     Market Discount Risk. As with any stock, the price of the Trust's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and organizational and selling expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Trust's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

     Interest Rate Risk. Interest rate risk is the risk that bonds, and the Trust's assets, will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Trust's municipal bond holdings. The value of the longer-term bonds in which the Trust generally invests fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Because the Trust will invest primarily in long-term bonds, the net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term bonds. The Trust's use of leverage, as described below, will tend to increase common share interest rate risk.



     Market interest rates for investment grade municipal bonds in which the Trust will primarily invest have recently declined significantly below the recent historical average rates for such bonds. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Trust's net assets to decline) and the degree to which asset values may decline in such event.



     Credit Risk. Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends. The Trust may invest up to 20% of its Managed Assets in securities rated "BBB/Baa" which, while investment grade, may have speculative characteristics.


     State Concentration Risk. Because the Trust primarily purchases municipal bonds issued by the State of Florida or county or local government municipalities or their agencies, districts, political subdivisions or other entities, shareholders may be exposed to additional risks. In particular, the Trust is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal bonds. There can be no assurance that Florida will not experience a decline in economic conditions or that the Florida municipal bonds purchased by the Trust will not be affected by such a decline.

     For a discussion of economic and other considerations in Florida, see "The Trust's Investments--Municipal Bonds--Economic and Other Considerations in Florida."

     Florida Tax Risk. It is possible that the Trust may not be able to fully dispose of a sufficient portion of its assets that are subject to Florida intangible personal property tax by the close of business on the last business day of the calendar year. In such case, the shares of the Trust would generally be subject to Florida intangible personal property tax. See "Tax Matters--Florida Tax Matters."


     Municipal Bond Market Risk. Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Trust's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock than would be a stock fund or taxable bond fund. The secondary market for municipal bonds tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

     The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

     Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those generally associated with municipal bonds, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Trust will treat investments in tax-exempt preferred shares as investments in municipal bonds.


     Municipal Bond Insurance. In the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of the Trust. There is no limit on the percentage of the Trust's assets that may be invested in municipal bonds insured by any one insurer. Any such downgrade could have an adverse impact on the net asset value and market price of the common shares.

     In addition, to the extent the Trust employs Portfolio Insurance, the Trust may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing such Portfolio Insurance. The Trust does not expect these guidelines to prevent BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.


     Reinvestment Risk. Reinvestment risk is the risk that income from the Trust's bond portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.

     Leverage Risk. Leverage risk is the risk associated with the issuance of the Preferred Shares to leverage the common shares. There is no assurance that the Trust's leveraging strategy will be successful. Once the Preferred Shares are issued, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the Trust's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Trust's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust were not leveraged. Because the long-term bonds included in the Trust's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Trust will pay (and the holders of common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Accordingly, the Trust cannot assure you that the issuance of Preferred Shares will result in a higher yield or return to the holders of the common shares.

     Similarly, any decline in the net asset value of the Trust's investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Trust might be in danger of failing to maintain the required 200% asset coverage or of losing its ratings on the Preferred Shares or, in an extreme case, the Trust's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Trust might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to the holders of common shares.

     While the Trust may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Trust will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Trust were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Trust had not reduced leverage. The Trust may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

     The Trust may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Trust's common shares and the returns to the holders of common shares.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, Preferred Share dividend rates would likely increase, which would tend to further reduce returns to the holders of common shares.

     Economic Sector and Geographic Risk. The Trust may invest 25% or more of its Managed Assets in municipal bonds of issuers in the same state (or U.S. territory) or in municipal bonds in the same economic sector, including without limitation the following: lease rental bonds of state and local authorities; bonds dependent on annual appropriations by a state's legislature for payment; bonds of state and local housing finance authorities, municipal utilities systems or public housing authorities; bonds of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of the Trust's common shares.

     Non-Diversification. The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not, with respect to securities other than United States government securities and securities of other regulated investment companies, more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

                          HOW THE TRUST MANAGES RISK

INVESTMENT LIMITATIONS

     The Trust has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if issued, Preferred Shares voting together as a single class, and the approval of the holders of a majority of the outstanding Preferred Shares voting as a separate class. Among other restrictions, the Trust may not invest more than 25% of its Managed Assets in securities of issuers in any one industry, except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments.


     The Trust may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from Moody's or S&P on the Preferred Shares that it intends to issue. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's common shareholders or the Trust's ability to achieve its investment objective. See "Investment Objective and Policies" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Trust.


QUALITY OF INVESTMENTS


     At least 80% of the Trust's Managed Assets will, under normal circumstances, be invested in municipal bonds rated in the highest category at the time of investment (which is "Aaa" by Moody's or "AAA" by S&P or Fitch or, if unrated, determined to be of comparable quality by the Advisor or Sub-Advisor), which ratings are independent of any insurance on the bonds. Up to 20% of the Trust's Managed Assets may be invested in municipal bonds rated below "Aaa" or "AAA" (but not lower than "BBB" or "Baa") and comparable unrated municipal bonds and/or municipal bonds that are uninsured. Accordingly, the Trust does not intend to invest any of its assets in municipal bonds rated below investment grade or in comparable unrated municipal bonds. At least 80% of the Trust's Managed Assets will, under normal circumstances, be invested in municipal obligations insured as to timely payment of principal and interest.



LIMITED ISSUANCE OF PREFERRED SHARES

     Under the Investment Company Act, the Trust could issue Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to 50% of the value of the capital of the Trust. If the total liquidation value of the Preferred Shares were ever more than 50% of the value of the capital of the Trust, the Trust would not be able to declare dividends on the common shares until the liquidation value, as a percentage of the Trust's assets, was reduced. Approximately one to three months after the completion of the offering of the common shares, the Trust intends to issue Preferred Shares representing about 38% of the Trust's capital immediately after the time of issuance of the Preferred Shares. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Trust's portfolio and will subject common shareholders to less income and net asset value volatility than if the Trust were more leveraged. The Trust intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares below 50% of the value of the Trust's capital.


MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK


     The Trust may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Trust anticipates such an increase or change) and the Trust's leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Trust may shorten the average maturity of its investment portfolio (by investing in short-term, high quality securities) or may extend the auction period of outstanding Preferred Shares. The Trust may also attempt to reduce the leverage by redeeming or otherwise purchasing Preferred Shares. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on BlackRock's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Trust may never attempt to manage its capital structure in the manner described in this paragraph.

     If market conditions suggest that additional leverage would be beneficial, the Trust may sell previously unissued Preferred Shares or Preferred Shares that the Trust previously issued but later repurchased.

     Currently, the Trust may not invest in inverse floating securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond. This restriction is a non-fundamental policy of the Trust that may be changed by vote of the Trust's board of trustees.


STRATEGIC TRANSACTIONS

     The Trust may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of BlackRock, correlate with the prices of the Trust's investments. Successful implementation of most of these strategies would generate taxable income and the Trust has no present intention to use these strategies.


                            MANAGEMENT OF THE TRUST


TRUSTEES AND OFFICERS

     The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are eight trustees of the Trust. Two of the trustees are "interested persons" (as defined in the Investment Company Act). The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.


INVESTMENT ADVISOR AND SUB-ADVISOR

     BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809 and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $250 billion of assets under management as of June 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions name.


     The BlackRock organization has over 13 years of experience managing closed-end products and currently advises a closed-end family of 40 funds with approximately $9.9 billion in assets. BlackRock has 31 leveraged municipal closed-end funds and six open-end municipal funds under management. As of June 30, 2002, BlackRock had approximately $17.5 billion in municipal assets under management firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

     Investment Philosophy. BlackRock's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to other sectors of the fixed income market.


     BlackRock uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the Trust's investment objective of generating current income exempt from Federal income tax, including the alternative minimum tax, and Florida intangible personal property tax. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions. BlackRock's extensive personnel and technology resources are the key drivers of the investment philosophy.

     BlackRock's Municipal Bond Team. BlackRock uses a team approach in managing municipal portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.



     BlackRock's municipal bond team includes four portfolio managers and five credit research analysts with an average experience of 16 years. Kevin M. Klingert, senior portfolio manager and head of municipal bonds at BlackRock, leads the team, a position he has held since joining BlackRock in 1991. A Managing Director since 1996, Mr. Klingert was a Vice President from 1991 through 1993 and a Director in 1994 and 1995. Mr. Klingert has over 18 years of experience in the municipal market. Prior to joining BlackRock in 1991, Mr. Klingert was an Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith Incorporated, which he joined in 1985. The portfolio management team also includes James McGinley, F. Howard Downs and James Pruskowski. Mr. McGinley has been a portfolio manager and a member of the Investment Strategy Group at BlackRock since 1999. Prior to joining BlackRock in 1999, Mr. McGinley was Vice President of Municipal Trading from 1996 to 1999 and Manager of the Municipal Strategy Group from 1995 to 1999 with Prudential Securities Incorporated. Mr. McGinley joined Prudential Securities Incorporated in 1993 as an Associate in Municipal Research. F. Howard Downs has been a portfolio manager since joining BlackRock in 1999. Prior to joining BlackRock in 1999, Mr. Downs was a Vice President, Institutional Salesman and Sales Manager from 1990 to 1999 at William
E. Simon & Sons Municipal Securities, Inc. Mr. Downs was one of the original employees of William E. Simon & Sons Municipal Securities, Inc., founded in 1990, and was responsible for sales of municipal bonds. Mr. Pruskowski has been a portfolio manager and a member of the Investment Strategy Group at BlackRock since 2000. Mr. Pruskowski began his investment from 1996 to 2000, Mr. Proskowski was an analyst in BlackRock's Risk Management and Analytics Group, focusing on portfolio risk reporting and pricing of individual fixed income assets.



     As of June 30, 2002, BlackRock's municipal bond portfolio managers were responsible for over 85 municipal bond portfolios, valued at approximately $12.7 billion. Municipal mandates include the management of open- and closed-end mutual funds, municipal-only separate accounts or municipal allocations within larger institutional mandates. In addition, BlackRock manages 12 municipal liquidity accounts valued at approximately $4.8 billion. The team currently manages 31 closed-end municipal funds, with over $7 billion in assets under management.

     BlackRock's Investment Process. BlackRock has in-depth expertise in the fixed income market. BlackRock applies the same risk-controlled, active sector rotation style to the management process for all of its fixed income portfolios. BlackRock believes that it is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to access the combined experience and expertise of the entire portfolio management group at BlackRock.

     BlackRock's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. BlackRock believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, BlackRock thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management.

     In the municipal market, BlackRock believes one of the most important determinants of value is supply and demand. BlackRock's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating the supply and demand for sectors. BlackRock believes that the breadth and expertise of its municipal bond team allow it to anticipate issuance flows, forecast which sectors are likely to have the most supply and plan its investment strategy accordingly.


     BlackRock also believes that over the long-term, intense credit analysis will add incremental value and avoid significant relative performance impairments. The municipal credit team is led by Susan C. Heide, Ph.D., who has been, since 1999, Managing Director, Head of Municipal Credit Research and co-chair of BlackRock's Credit Committee. From 1995 to 1999, Dr. Heide was a Director and Head of Municipal Credit Research. Dr. Heide specializes in the credit analysis of municipal securities and as such chairs the monthly municipal bond presentation to the Credit Committee. In addition, Dr. Heide supervises the team of municipal bond analysts that assists with the ongoing surveillance of approximately $12.7 billion in municipal bonds managed by BlackRock.

     Prior to joining BlackRock as a Vice President and Head of Municipal Credit Research in 1993, Dr. Heide was Director of Research and a portfolio manager at OFFITBANK. For eight years prior to this assignment (1984 to 1992), Dr. Heide was with American Express Company's Investment Division where she was the Vice President of Credit Research, responsible for assessing the creditworthiness of $6 billion in municipal securities. Dr. Heide began her investment career in 1983 at Moody's Investors Service, Inc. where she was a municipal bond analyst.


     Dr. Heide initiated the Disclosure Task Force of the National Federation of Municipal Analysts in 1988 and was co-chairperson of this committee from its inception through the completion of the Disclosure Handbook for Municipal Securities--1992 Update, published in January 1993. Dr. Heide has authored a number of articles on municipal finance and edited The Handbook of Municipal Bonds published in the fall of 1994. Dr. Heide was selected by the Bond Buyer as a first team All-American Municipal Analyst in 1990 and was nominated for the same award in several subsequent years.


     BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's municipal process.


INVESTMENT MANAGEMENT AGREEMENT


     Pursuant to an investment management agreement between BlackRock Advisors and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to 0.55% of the average weekly value of the Trust's Managed Assets (the "Management Fee"). BlackRock has voluntarily agreed to waive receipt of a portion of its Management Fee in the amount of 0.20% of the average weekly value of the Trust's Managed Assets for the first five years of the Trust's operations (through October 31, 2007), and for a declining amount for an additional three years (through October 31, 2010). The Trust will also reimburse BlackRock Advisors for certain expenses BlackRock Advisors incurs in connection with performing certain services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.


     In addition to the Management Fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     For the first 8 years of the Trust's operation, BlackRock Advisors has undertaken to waive its investment advisory fees and expenses payable by the Trust in the amounts, and for the time periods, set forth below:



                                           PERCENTAGE WAIVED
                                          (AS A PERCENTAGE OF
TWELVE MONTH                                AVERAGE WEEKLY
PERIOD ENDING                              MANAGED ASSETS)*
---------------------------------------- --------------------
  October 31, 2003** ...................          0.20%
  October 31, 2004 .....................          0.20%
  October 31, 2005 .....................          0.20%
  October 31, 2006 .....................          0.20%
  October 31, 2007 .....................          0.20%
  October 31, 2008 .....................          0.15%
  October 31, 2009 .....................          0.10%
  October 31, 2010 .....................          0.05%


----------
*     Including net assets attributable to Preferred Shares.

**    From the commencement of operations.



     BlackRock Advisors has not undertaken to waive any portion of the Trust's fees and expenses beyond October 31, 2010 or after termination of the investment management agreement.



                                NET ASSET VALUE

     The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session on the New York Stock Exchange no less frequently than on the Friday of each week and on the last business day of each month. In the event that any Friday is not a business day, the net asset value will be calculated on a date determined by BlackRock Advisors. The Trust calculates net asset value per common share by subtracting the Trust's liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding Preferred Shares of the Trust from the Trust's Managed Assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding.

     The Trust values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the board of trustees of the Trust. A substantial portion of the Trust's fixed income investments will be valued utilizing one or more pricing services approved by the Trust's board of trustees. Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's board of trustees.

                                 DISTRIBUTIONS

     The Trust will distribute to holders of its common shares monthly dividends of all or a portion of its tax-exempt interest income after payment of dividends on any Preferred Shares of the Trust which may be outstanding. It is expected that the initial monthly dividend on shares of the Trust's common shares will be declared approximately 45 days and paid approximately 60 to 90 days after completion of this offering. The Trust expects that all or a portion of any capital gain and other taxable income will be distributed at least annually.

     Various factors will affect the level of the Trust's income, including the asset mix, the amount of leverage utilized by the Trust and the effects thereof and the Trust's use of hedging. To permit the Trust to maintain a more stable monthly distribution, the Trust may from time to time distribute less than the entire amount of tax-exempt interest income earned in a particular period. The undistributed tax-exempt interest income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of tax-exempt interest income actually earned by the Trust during the period. Undistributed tax-exempt interest income will add to the Trust's net asset value and, correspondingly, distributions from undistributed tax-exempt interest income will deduct from the Trust's net asset value. Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust issued by the Trust or purchased in the open market in accordance with the Trust's Dividend Reinvestment Plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."


                           DIVIDEND REINVESTMENT PLAN


     Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Trust will be automatically reinvested by EquiServe Trust Company, N.A. (the "Plan Administrator"), the administrator for shareholders in the Trust's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Trust. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by EquiServe Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting EquiServe Trust Company, N.A., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.


     The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Trust ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the

Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Trust will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.


     The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.


     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.


     There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission.


     The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.


     All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Equiserve Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011 or Equiserve Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, telephone: (800) 699-1236.

                             DESCRIPTION OF SHARES

COMMON SHARES


     The Trust is an unincorporated business trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of August 19, 2002, as subsequently amended and restated. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See "--Preferred Shares" below. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.


     The Trust has no present intention of offering any additional shares other than the Preferred Shares and common shares issued under the Trust's Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.


     The Trust's common shares are expected to be listed on the New York Stock Exchange under the symbol "BAF".


     The Trust's net asset value per share generally increases when interest rates decline and decreases when interest rates rise, and these changes are likely to be greater because the Trust intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organization and offering expenses paid by the Trust. See "Use of Proceeds."

     Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominantly in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See "Preferred Shares and Leverage" and the Statement of Additional Information under "Repurchase of Common Shares."

PREFERRED SHARES

     The Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue Preferred Shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued.

     The Trust's board of trustees has indicated its intention to authorize an offering of Preferred Shares, representing approximately 38% of the Trust's capital immediately after the Preferred Shares are issued, within approximately one to three months after completion of this offering of common shares, subject to market conditions and to the board of trustees' continuing belief that leveraging the Trust's capital structure through the issuance of Preferred Shares is likely to achieve the potential benefits to the holders of common shares described in this prospectus. The Trust may conduct other offerings of Preferred Shares in the future subject to the same percentage restriction, after giving effect to previously issued Preferred Shares. The board of trustees also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Trust's capital. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the board of trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term tax-exempt debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

     Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to
(1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under
Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

     Redemption, Purchase and Sale of Preferred Shares by the Trust. The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.


     The discussion above describes the possible offering of Preferred Shares by the Trust. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

         CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

     The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

     In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

     The 5% holder transactions subject to these special approval requirements are:

     o the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

     o the issuance of any securities of the Trust to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

     o the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

     o the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

     To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

     To liquidate the Trust, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such liquidation has been approved by at least 80% of trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.

     For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

     The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.


                           CLOSED-END TRUST STRUCTURE

     The Trust is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.


                          REPURCHASE OF COMMON SHARES

     Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

     There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded.


                                   TAX MATTERS


FEDERAL TAX MATTERS

     The discussion below and in the Statement of Additional Information provides general tax information related to an investment in the common shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Trust.

     The Trust invests primarily in municipal bonds from issuers in Florida or in municipal bonds the income of which is exempt from Federal income tax, including alternative minimum tax. Consequently, the regular monthly dividends you receive will generally be exempt from Federal income tax, including alternative minimum tax.

     Although the Trust does not seek to realize taxable income or capital gains, the Trust may realize and distribute taxable income or capital gains from time to time as a result of the Trust's normal investment activities. The Trust will distribute at least annually any taxable income or realized capital gains. Distributions of net short-term gains are taxable as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your common shares. Dividends will not qualify for a dividends received deduction generally available to corporate shareholders.

     Each year, you will receive a year-end statement designating the amounts of tax-exempt dividends, capital gain dividends and ordinary income dividends paid to you during the preceding year, including the source of investment income by state. You will receive this statement from the firm where you purchased your common shares if you hold your investment in street name; the Trust will send you this statement if you hold your shares in registered form.

     The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

     In order to avoid corporate taxation of its taxable income and be permitted to pay tax-exempt dividends, the Trust must elect to be treated as a regulated investment company under Subchapter M of the Code and meet certain requirements that govern the Trust's sources of income, diversification of assets and distribution of earnings to shareholders. The Trust intends to make such an election and meet these requirements. If the Trust failed to do so, the Trust would be required to pay corporate taxes on its taxable income and all the distributions would be taxable as ordinary income to the extent of the Trust's earnings and profits. In particular, in order for the Trust to pay tax-exempt dividends, at least 50% of the value of the Trust's total assets must consist of tax-exempt obligations on a quarterly basis. The Trust intends to meet this requirement. If the Trust failed to do so, it would not be able to pay tax-exempt dividends and your distributions attributable to interest received by the Trust from any source would be taxable as ordinary income to the extent of the Trust's earnings and profits.

     The Trust may be required to withhold taxes on certain of your dividends if you have not provided the Trust with your correct taxpayer identification number (if you are an individual, normally your Social Security number), or if you are otherwise subject to back-up withholding. If you receive Social Security benefits, you should be aware that tax exempt dividend income is taken into account in calculating the amount of these benefits that may be subject to Federal income tax. If you borrow money to buy Trust shares, you may not be permitted to deduct the interest on that loan. Under Federal income tax rules, Trust shares may be treated as having been bought with borrowed money even if the purchase of the Trust shares cannot be traced directly to borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in common shares upon the deductibility of interest payable by the holder.


FLORIDA TAX MATTERS



     The following Florida tax discussion is based on the advice of Squire, Sanders & Dempsey L.L.P., as special counsel to the Trust for Florida tax matters. Under current Florida law, common shares of the Trust will not be subject to the Florida intangible personal property tax for any year if, by the close of business on the last business day of the previous calendar year, at least 90% of the net asset value of the Trust's portfolio consisted of (1) notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States government and its agencies, or by the government of Puerto Rico, Guam, or the U.S. Virgin Islands, or (2) other intangible personal property exempt from the Florida intangible personal property tax. (For this purpose, obligations issued by a nonprofit corporation formed under general nonprofit corporation law of a state are not exempt from Florida intangible personal property tax even if they are considered for Federal income tax purposes to be obligations issued "on behalf of" a governmental unit the interest on which is exempt from Federal income tax.) Common shares of the Trust will generally be subject to the Florida intangible personal property tax for any year if, on the last business day of the previous calendar year, less than 90% of the net asset value of the Trust's portfolio is invested in assets that are exempt from the Florida intangible property tax.



     The State of Florida and its political subdivisions do not impose income taxes on individuals. Consequently, individual shareholders of the Trust will not be subject to a Florida income tax on distributions from the Trust or on gain from the sale or other disposition of shares of the Trust. Shareholders subject to taxation in a state other than Florida may realize a lower after-tax rate of return than Florida shareholders if the dividends distributed by the Trust are not exempt from taxation in such other state.

     Corporations (and certain other entities treated as corporations under the Florida Income Tax Code) that are subject to the Florida income tax will be taxable on distributions from the Trust and on gain from the sale or other disposition of common shares of the Trust to the extent such income or gain is allocated or apportioned to Florida. Accordingly, investment in common shares of the Trust may not be appropriate for such corporations.

     The transfer of common shares of the Trust will not be subject to the Florida documentary stamp tax. Shares of the Trust will be included in assets subject to Florida estate tax.



     Under current Florida tax law, the Florida intangible personal property tax rate is $1.00 per $1,000 of taxable intangible property. Effective July 1, 2003,
(i) the maximum amounts of taxable intangible personal property exempt from the Florida intangible personal property tax increase from $20,000 to $250,000 for single individuals and from $40,000 to $500,000 for married individuals filing jointly, and (ii) a $250,000 exemption from Florida intangible personal property tax for trusts and business entities will become available. These exemptions will be in addition to the $60,000 Florida intangible personal property tax credit provided under current Florida tax law. The increase in exemptions was slated to become effective January 1, 2002. However, national and state economic conditions prompted the Florida Legislature to delay the effective date of the increased exemptions during a Special Legislative session in the Fall of 2001.The effect of such increased exemptions from the Florida intangible personal property tax will be to further reduce the Florida intangible personal property tax benefit of investing in shares of the Trust. Public discussion continues regarding the possible repeal of the Florida intangible personal property tax or, alternatively, a further reduction in such tax.



     The state tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisors regarding the specific state tax consequences of holding and disposing of common shares, as well as the effects of Federal, local and foreign tax law and any proposed tax law changes.


     Please refer to the Statement of Additional Information for more detailed information.

                                  UNDERWRITING



     Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities Incorporated, Wachovia Securities, Inc., Janney Montgomery Scott LLC, Quick & Reilly, Inc. A FleetBoston Financial Company and Ryan, Beck & Co., LLC are acting as representatives of the Underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated , 2002, each Underwriter named below has agreed to purchase, and the Trust has agreed to sell to such Underwriter, the number of common shares set forth opposite the name of such Underwriter.





                                                                    NUMBER OF
UNDERWRITER                                                       COMMON SHARES
-----------                                                       -------------
Salomon Smith Barney Inc., ...................................
Merrill Lynch, Pierce, Fenner & Smith
 Incorporated ................................................
Prudential Securities Incorporated ...........................
Wachovia Securities, Inc. ....................................
Janney Montgomery Scott LLC ..................................
Quick & Reilly, Inc. A FleetBoston Financial Company .........
Ryan, Beck & Co., LLC ........................................
   Total .....................................................


     The underwriting agreement provides that the obligations of the several Underwriters to purchase the common shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the common shares (other than those covered by the over-allotment option described below) if they purchase any of the common shares.


     The Underwriters propose to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public
offering price less a concession not in excess of $    per common share. The
sales load the Trust will pay of $0.675 per common share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may
reallow, a concession not in excess of $        per common share on sales to
certain other dealers. If all of the common shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. The representatives have advised the Trust that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority. Investors must pay for any common shares
purchased on or before       , 2002.

     BlackRock Advisors has also agreed to pay from its own assets to the Underwriters a fee at an annual rate equal to 0.10% of the Trust's Managed Assets. This fee will be payable in arrears at the end of each calendar quarter during the continuance of the investment management agreement or other advisory agreement between BlackRock Advisors and the Trust. Salomon Smith Barney Inc. will be entitled to receive the entire amount of this fee unless other Underwriters meet certain minimum sales thresholds during this offering or in combination with other affiliated offerings. If an Underwriter other than Salomon Smith Barney Inc. meets these minimum thresholds, it will receive an annual fee equal to 0.10% of the Trust's Managed Assets multiplied by the percentage of the Trust's common shares sold by the qualifying Underwriter. Salomon Smith Barney Inc.'s fee will be reduced by an amount equal to the fee paid to other qualifying Underwriters. The total amount of the fee payments plus the amounts paid by the Trust to reimburse certain Underwriter legal expenses, will not exceed 4.5% of the total price to the public of the common shares offered hereby. In exchange for this fee, Salomon Smith Barney Inc. and each qualifying Underwriter will provide certain after-market shareholder support services designed to maintain the visibility of the Trust in the investor community and to provide relevant information, studies or reports regarding the Trust and the closed-end investment company industry.

     The Trust has granted to the Underwriters an option, exercisable for 45
days from the date of this prospectus, to purchase up to         additional
common shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional common shares approximately proportionate to such Underwriter's initial purchase commitment.

     The Trust and BlackRock have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc. on behalf of the Underwriters, dispose of or hedge any common shares of the Trust or any securities convertible into or exercisable or exchangeable for common shares of the Trust, or grant any options or warrants to purchase common shares of the Trust. Salomon Smith Barney Inc., in its sole discretion, may release any of the securities subject to the foregoing agreement at any time without notice.

     Prior to this offering, there has been no public market for the common shares. Consequently, the initial public offering price for the common shares was determined by negotiation among the Trust, BlackRock and the representatives. There can be no assurance, however, that the price at which the common shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this offering. The Trust's common shares will be listed on the New York Stock Exchange under the symbol "BAF".


     The Trust, BlackRock Advisors and BlackRock Financial Management have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act").

     In connection with the requirements for listing the Trust's common shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners in the United States. The minimum initial investment requirement is 100 common shares ($1,500) in order to participate in this offering. Certain Underwriters may make a market in the common shares after trading in the common shares has commenced on the New York Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the common shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

     The Underwriters have advised the Trust that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the common shares at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of common shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the common shares. A "covering transaction" is a bid for or purchase of the common shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the common shares, the Underwriters purchase common shares in the open market for the account of the underwriting syndicate and the common shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the common shares in question at the cost to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the common shares in question. As a result, an

Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of common shares if their customer resells the common shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time. These transactions may be effected on the New York Stock Exchange or otherwise.



     The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of the Underwriters to the Trust, BlackRock Advisors or BlackRock Financial Management by notice to the Trust, BlackRock Advisors or BlackRock Financial Management if, prior to delivery of and payment for the common shares, (1) trading in the Trust's common shares shall have been suspended by the Securities and Exchange Commission or the American Stock Exchange or trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges, (2) a commercial banking moratorium shall have been declared by either federal or New York state authorities, or (3) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representatives, impracticable or inadvisable to proceed with the offering or delivery of the common shares as contemplated by this prospectus (exclusive of any supplement thereto).



     The Trust anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.


     Prior to the public offering of common shares, BlackRock Advisors will purchase common shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the Investment Company Act.



     The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.


                          CUSTODIAN AND TRANSFER AGENT

     The Custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, will serve as the Trust's Transfer Agent with respect to the common shares.

                                 LEGAL OPINIONS


     Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the Underwriters by Simpson Thatcher & Bartlett, New York, New York. Simpson Thatcher & Bartlett may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP. Skadden, Arps, Slate, Meagher & Flom LLP and Simpson Thacher & Bartlett may rely on certain matters of Florida law on the opinion of Squire, Sanders & Dempsey L.L.P..

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION







                                                                          PAGE
                                                                          ----
Use of Proceeds ......................................................... B-2
Investment Objective and Policies ....................................... B-2
Investment Policies and Techniques ...................................... B-4
Other Investment Policies and Techniques ................................ B-17
Management of the Trust ................................................. B-20
Portfolio Transactions and Brokerage .................................... B-27
Description of Shares ................................................... B-29
Repurchase of Common Shares ............................................. B-29
Tax Matters ............................................................. B-30
Performance Related and Comparative Information ......................... B-34
Experts ................................................................. B-37
Additional Information .................................................. B-37
Independent Auditors Report ............................................. F-1
Financial Statements .................................................... F-2
APPENDIX A Ratings of Investments ....................................... A-1
APPENDIX B Taxable Equivalent Yield Table ............................... B-1
APPENDIX C General Characteristics and Risks of Strategic Transactions .. C-1

================================================================================


                                10,000,000 SHARES






                            BLACKROCK FLORIDA INSURED

                             MUNICIPAL INCOME TRUST


                                  COMMON SHARES



                                    --------

                              P R O S P E C T U S

                                         , 2002

                                    --------

                              SALOMON SMITH BARNEY
                               MERRILL LYNCH & CO.
                              PRUDENTIAL SECURITIES
                               WACHOVIA SECURITIES
                           JANNEY MONTGOMERY SCOTT LLC
                              QUICK & REILLY, INC.

                                RYAN BECK & CO.



================================================================================

                BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


     BlackRock Florida Insured Municipal Income Trust (the "Trust") is a newly organized, non-diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus
relating thereto dated      , 2002. This Statement of Additional Information,
which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.


                               TABLE OF CONTENTS





                                                                          PAGE
                                                                          ----
Use of Proceeds .......................................................   B-2
Investment Objective and Policies .....................................   B-2
Investment Policies and Techniques ....................................   B-4
Other Investment Policies and Techniques ..............................   B-17
Management of the Trust ...............................................   B-20
Portfolio Transactions and Brokerage ..................................   B-27
Description of Shares .................................................   B-29
Repurchase of Common Shares ...........................................   B-29
Tax Matters ...........................................................   B-30
Performance Related and Comparative Information .......................   B-34
Experts ...............................................................   B-37
Additional Information ................................................   B-37
Independent Auditors Report ...........................................   F-1
Financial Statements ..................................................   F-2
APPENDIX A  Ratings of Investments ....................................   A-1
APPENDIX B  Taxable Equivalent Yield Table ............................   B-1
APPENDIX C  General Characteristics and Risks of Strategic Transactions   C-1


              THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED       , 2002.

                                 USE OF PROCEEDS

     Pending investment in municipal bonds that meet the Trust's investment objective and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Trust may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Policies and Techniques-- Short-Term Taxable Fixed Income Securities," the income on which is subject to regular regular Federal income tax and Florida intangible personal property tax, and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly.


                        INVESTMENT OBJECTIVE AND POLICIES


     The Trust's investment objective is to provide current income exempt from Federal income tax, including alternative minimum tax, and Florida intangible personal property tax. Special considerations apply to corporate investors. See "Tax Matters."



INVESTMENT RESTRICTIONS

     Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

          (1) invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental issuers;

          (2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

          (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust's investment objective and policies or the entry into repurchase agreements;

          (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

          (5) purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein, provided that the Trust may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

          (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

     When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.

     For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Trust may invest more than 25% of its Managed Assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Trust reserves the right to invest more than 25% of its Managed Assets in industrial development bonds and private activity securities.

     For the purpose of applying the limitation set forth in subparagraph (1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust's assets that may be invested in municipal bonds insured by any given insurer.

     Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.


     As a fundamental policy, under normal market conditions, the Trust will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from Federal income tax, including the alternative minimum tax, and Florida intangible personal property tax.


     In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

          (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's Managed Assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

          (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

          (3) purchase securities of companies for the purpose of exercising control.

     As a matter of non-fundamental policy, under normal market conditions, the Trust will invest at least 80% of its Managed Assets in insured securities. For the purposes of the above non-fundamental policy an insured security is a security that is insured as to the timely payment of both principal and interest by an insurance company, which insurance may include without limitation original issue insurance, secondary insurance or portfolio insurance. The Trust has adopted a policy to provide shareholders of the Trust at least 60 days' prior notice of any change in this non-fundamental investment policy, if the change is not first approved by shareholders, which notice will comply with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

     In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and
(b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

     The Trust intends to apply for ratings for the Preferred Shares from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's (Aaa) or by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.


                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the prospectus.


PORTFOLIO INVESTMENTS


     The Trust will invest primarily in a portfolio of insured municipal bonds that are exempt from Federal income tax, including the alternative minimum tax, and Florida intangible under normal circumstances, these municipal bonds will be rated investment grade. personal property tax.

     In general, there are three categories of municipal obligations the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the alternative minimum tax ("AMT"): (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified
Section 501(c)(3) bonds" or refundings of certain obligations included in the second category.

     Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax, but is treated as a tax preference item that could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds). In assessing the federal income tax treatment of interest on any such obligation, the Fund will rely on an opinion of the issuer's counsel (when available) obtained by the issuer or other reliable authority and will not undertake any independent verification thereof.

     Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated "BBB" are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated "AAA" in which the Trust may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.


     A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

     The Trust will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, the Trust's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in BlackRock's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Trust may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly. The Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Trust will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments of the Trust may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques--Repurchase Agreements." To the extent the Trust invests in taxable investments, the Trust will not at such times be in a position to achieve its investment objective of tax-exempt income.

     The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security and the Trust will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

     Also included within the general category of municipal bonds described in the prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Trust's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. In order to reduce this risk, the Trust will only purchase Municipal Lease Obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.


     Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets or have a receiver appointed to collect and disburse pledged revenues securing the issuer's obligations on such securities, which may increase the operating expenses and adversely affect the net asset value of the Fund. Any income derived from the ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company, the Fund is subject to certain limitations on its investments and on the nature of its income.

     In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax, including the alternative minimum tax, and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all such tax-exempt securities as municipal bonds.



DESCRIPTION OF INSURERS


     In General. Insured bonds held by the Trust will be insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the bonds at the time of its original issuance ("Original Issue Insurance"), (ii) an insurance policy obtained by the Trust or a third party subsequent to the bond's original issuance ("Secondary Market Insurance") or (iii) a municipal insurance policy purchased by the Trust ("Portfolio Insurance"). The Trust anticipates that all or substantially all of its insured bond will be subject to Original Issue Insurance or Secondary Market Insurance. Although the insurance feature reduces certain financial risks, the premiums for Portfolio Insurance (which, if purchased by the Trust, are paid from the Trust's assets) and the higher market price paid for bonds covered by Original Issue Insurance or Secondary Market Insurance reduce the Trust's current yield.

     Insurance will cover the timely payment of interest and principal on bonds and, as a matter of non-fundamental policy, will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. Bonds insured by any insurer with such a claims-paying ability rating will generally carry the same rating or credit risk as the insurer. See Appendix A for a brief description of Moody's, Fitch's and S&P's claims-paying ability ratings. Such insurers must guarantee the timely payment of all principal and interest on bonds as they become due. Such insurance may, however, provide that in the event of non-payment of interest or principal when due with respect to an insured bond, the insurer is not obligated to make such payment until a specified time period has lapsed (which may be 30 days or more after it has been notified by the Trust that such non-payment has occurred). For these purposes, a payment of principal is due only at final maturity of the bond and not at the time any earlier sinking fund payment is due. While the insurance will guarantee the timely payment of principal and interest, it does not guarantee the market value of the bonds or the net asset value of the Trust.

     Bonds are generally eligible to be insured under Portfolio Insurance if, at the time of purchase by the Trust, they are identified separately or by category in qualitative guidelines furnished by the mutual fund insurer and are in compliance with the aggregate limitations on amounts set forth in such guidelines. Premium variations are based, in part, on the rating of the bonds being insured at the time the Trust purchases the bonds. The insurer may prospectively withdraw particular bonds from the classifications of securities eligible for insurance or change the aggregate amount limitation of each issue or category of eligible bonds. The insurer must, however, continue to insure the full amount of the bonds previously acquired which the insurer has indicated are eligible for insurance, so long as they continue to be held by the Trust. The qualitative guidelines and aggregate amount limitations established by the insurer from time to time will not necessarily be the same as those the Trust would use to govern selection of bonds for the Trust. Therefore, from time to time such guidelines and limitations may affect investment decisions in the event the Trust's securities are insured by Portfolio Insurance.

     For Portfolio Insurance that terminates upon the sale of the insured security, the insurance does not have any effect on the resale value of such security. Therefore, the Trust will generally retain any insured bonds which are in default or, in the judgment of the Investment Adviser, are in significant risk of default and place a value on the insurance. This value will be equal to the difference between the market value of the defaulted insured bonds and the market value of similar bonds which are not in default. As a result, BlackRock may be unable to manage the securities held by the Trust to the extent the Trust holds defaulted insured bonds, which will limit its ability in certain circumstances to purchase other bonds. While a defaulted insured bond is held by the Trust, the Trust will continue to pay the insurance premium thereon but will also collect interest payments from the insurer and retain the right to collect the full amount of principal from the insurer when the insured bond becomes due. The Trust expects that the market value of a defaulted insured bond covered by Original Issue Insurance or Secondary Market Insurance will generally be greater than the market value of an otherwise comparable defaulted bond covered by Portfolio Insurance.

     The Trust may also invest in bonds that are secured by an escrow or trust account which contains securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest on and principal of the secured obligation ("collateralized obligations"). Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, agency or instrumentality securities. These obligations will not be subject to Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Accordingly, despite the existence of these credit support characteristics, these obligations will not be considered to be insured obligations for purposes of the Trust's policy of investing at least 80% of its Managed Assets in insured bonds.


     Principal Insurers. Currently, Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), XL Capital Assurance ("XL Capital"), CDC IXIS Financial Guaranty North America, Inc. ("CIFG NA"), and Financial Security Assurance Corp., together with its affiliated insurance companies--Financial Security Assurance International Inc. and Financial Security Assurance of Oklahoma, Inc. (collectively, "FSA"), are considered to have a high claims-paying ability and, therefore, are eligible insurers for the Trust's bonds. Additional insurers may be added without further notification. The following information concerning these eligible insurers is based upon information provided by such insurers or information filed with the Securities and Exchange Commission or other public sources. Neither the Trust has independently verified such information and make no representations as to the accuracy and adequacy of such information or as to the absence of material adverse changes subsequent to the date thereof.

     MBIA is a monoline financial guaranty insurance company. MBIA issues municipal bond insurance policies guarantying the timely payment of principal and interest on new municipal bond issues and leasing obligations of municipal entities, secondary market insurance of such instruments and insurance on such instruments held in unit investment trusts and mutual funds. As of December 31, 2001, MBIA had total assets of approximately $11.8 billion and qualified statutory capital of approximately $4.9 billion. MBIA has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's.

     Financial Guaranty Insurance Corporation, a wholly owned subsidiary of FGIC Corporation, which is a wholly owned subsidiary of General Electric Capital Corporation, is an insurer of municipal securities, including new issues, securities held in unit investment trusts and mutual funds, and those traded on secondary markets. As of December 31, 2000, FGIC had total assets of approximately $2.75 billion. FGIC has a claims-paying ability rating of "AAA" by S&P and Fitch, and "Aaa" by Moody's.

     AMBAC, a wholly owned subsidiary of AMBAC Inc., is a monoline insurance company whose policies guaranty the payment of principal and interest on municipal obligations issues. As of December 31, 2001, AMBAC had assets of approximately $3.7 billion. AMBAC has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's.

     XL Capital is a new "AAA" rated financial guarantor and a wholly owned subsidiary of property casualty insurer XL Capital Ltd. XL Capital began transactions in January of 2001 and is rated "AAA"/"Aaa" by Moody's and S&P respectively. As of December 31, 2001, XL Capital Ltd. had assets of approximately $16.9 billion. It is currently capitalized with $100 million and cedes 90% of its exposure to XL Financial Assurance a Bermuda based subsidiary of XL Capital Ltd. XL Financial Assurance has $274 million in hard capital and $100 million in stop loss protection. Beyond this XL Financial Assurance further guarantees 100% of XL Capital exposure with $2.7 billion in shareholders equity. XL Capital has $88 million in assets and through its parent and subsidiary agreements XL Capital has $1 billion in qualified statutory capital.



     CIFG NA is a new financial Guarantor rated AAA from Fitch, Moody's and S&P. CIFG NA is a subsidiary of CDC IXIS Financial Guaranty ("CIFG"), which is a subsidiary of CIFG Holding, which is in turn owned by parent company CDC IXIS. CDC IXIS is a French domiciled corporation with a broad spectrum of insurance related businesses. CIFG recently entered the bond insurance business with two companies, CIFG Europe and CIFG NA. CIFG is capitalized with $280 million in cash, with CIFG NA holding $100 million in cash. CDC IXIS backs the two entities with $220 million in the form of a subordinated loan agreement. Over 75% of CIFG NA's business will be passed on through a reinsurance policy to CIFG. Combining all capital, CIFG NA will have claims paying resources of $500 million.


     FSA is a monoline insurer whose policies guaranty the timely payment of principal and interest on new issue and secondary market issue municipal securities transactions, among other financial obligations. As of December 31, 2001, FSA had total assets of approximately $4.3 billion and qualified statutory capital of approximately $1.59 billion. FSA has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's. FSA is a separately capitalized, indirect subsidiary of Dexia, a leading European banking group.


SHORT-TERM TAXABLE FIXED INCOME SECURITIES

     For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities, although the Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

          (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by
     (a) the Federal Housing Administration, Farmers Home Administration, Export-Import

     Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

          (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

          (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

SHORT-TERM TAX-EXEMPT FIXED INCOME SECURITIES

     Short-term tax-exempt fixed income securities are securities that are exempt from regular Federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

     Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper ("municipal paper") represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

     Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

     While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Trust may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

FACTORS PERTAINING TO FLORIDA

     General. As described in the prospectus, except during temporary periods, the Trust will invest primarily in Florida municipal bonds. In addition, the specific Florida municipal bonds in which the Trust will invest will change from time to time. The Trust is therefore susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal bonds. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of Florida municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Florida municipal bonds may be subject and is not applicable to conduit obligations, such as industrial development, revenue bonds, with respect to which the public issuer itself has no responsibility. Such information is derived from certain official statements of the State of Florida utilized in connection with the issuance of specific state of Florida municipal bonds, as well as from other publicly available documents. Such information has not been independently verified by the Trust and may not apply to all Florida municipal bonds acquired by the Trust. The Trust assumes no responsibility for the completeness or accuracy of such information.

     Many factors, including national, economic, social and environmental policies and conditions that are not within the control of issuers of Florida municipal bonds, could have an adverse impact on the financial condition of such issuers. The Trust cannot predict whether or to what extent such factors or other factors may affect the issuers of Florida municipal bonds, the market value or marketability of such obligations or the ability of the respective issuers of such obligations acquired by the Trust to pay interest on or principal of such obligations. The creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no responsibility on the part of the State of Florida to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Florida, and it is possible the Trust will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Florida municipal bonds.

     Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole. Florida's economic outlook is generally projected to reflect the national economic outlook. The Florida Constitution and statutes require a balanced budget, which may affect the ability of the State of Florida to issue and/or repay its obligations. In addition, various limitations on the State of Florida, its governmental agencies and its local governments, including school and special districts and authorities, may inhibit the ability of these issuers to repay existing indebtedness and issue additional indebtedness. The ability of such issuers to repay revenue bonds may also depend on the success of the capital projects to which they relate. The ability of such issuers to repay general obligation bonds will also depend on the success of such issuer maintaining its ad valorem tax base.


     Investment Practices and Policies of Florida Municipal Issuers. Florida law provides certain restrictions on the investment of funds for the State of Florida and its local governments; however, with respect to all municipalities and its charter counties, such restrictions may be limited by the constitutional home rule powers of such entities. Because statutory restrictions on investments and investment policies with respect to the investment of funds is limited by constitutional home rule powers, there can be no assurance as to whether any issuer will suffer losses as a result of investments or the magnitude or any such losses.


     Population. Florida ranks as the fourth most populous state, with a population of 16.62 million as of April 1, 2001. From 1990 to 2000, the U.S. population has increased about 1% annually, while Florida's population has averaged a 2.1% annual increase due primarily to net in-migration. From 1990 to 2000, 14% of the State's population growth was due to the excess of births over deaths, and 86% to net in-migration. Approximately one-third of such in-migration was from foreign countries, with the rest from other states.



     Employment. Between 1990 and 2000, Florida's working age population (ages 18-64) increased by approximately 23.7% and number of employed persons increased approximately 20.2%. Since 1995, the annual average unemployment rate in Florida has generally tracked just below the national average. However, the estimated unemployment rate in Florida for 2002 is 5.3%, while the national average is estimated at 5.5%.


     Income. Historically, Florida's total personal income has grown at rates similar to those of the U.S. and the other southeastern states. From 1990 to 1999, Florida's total nominal personal income grew by 62% and per capita income expanded approximately 41%. For the nation, total and per capita personal income increased by 59% and 46% respectively. Because Florida has an older and proportionally larger retirement population than most states, property income (dividends, interest and rent) and transfer payments (social security, retirement, disability, unemployment insurance, worker's compensation and veterans benefits) are major sources of income.

     Tourism Industry. Tourism remains an important aspect of Florida's economy. Its financial impact is reflected in a broad range of market sectors, such as transportation, communications and retail trade and services, and in State tax revenues generated by business activities which cater to visitors, such as hotels, restaurants, admissions and gift shops. According to Visit Florida, a support organization for the Florida Commission on Tourism, approximately 71.5 million people visited the State in 2000. According to the Florida Statistical Abstract (University of Florida, Bureau of Economic and Business Research,
2001), during fiscal year 2000-01, the State licensed 4,744 hotels and motels with 382,873 total units. During the same period 36,068 food service establishments were licensed, with seating capacity of 3,265,168. Visitors to the State's public parks and recreation areas totaled 18,133,491 for fiscal year 2000-01, an 8.2% increase over the prior year.


     State Financial Operations. Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds--the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax and estate tax. Unlike many other jurisdictions the State of Florida does not levy ad valorem taxes on real property or tangible personal property, nor does it impose a personal income tax.


     The sales and use tax is the largest single source of tax receipts in Florida. The sales tax is 6% of the sales price of tangible personal property sold at retail in the State. The use tax is at 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the state. Slightly less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which it was collected for use by the county and the municipalities therein. In addition to this distribution, local governments may (by referendum) assess certain discretionary sales surtaxes within their county, for certain purposes, restricted as to amount. The proceeds of these surtaxes are required to be applied to the purposes for which such surtax is assessed. In three of the past four legislative sessions of the Florida Legislature, measures were enacted which temporarily waived collection of the sales tax on clothing priced under certain amounts. General revenue was estimated to decrease by $142.7 million in fiscal year 1999-2000 and $35.5 million in fiscal year 2000-01 as a result of the sales tax waivers.


     Receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. Legislation was enacted in 2000 which provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property tax which were so distributed under prior law.


     For the State fiscal year which ended June 30, 2001, actual receipts from the sales and use tax allocated to the State's General Revenue Fund were $13,945.7 million. For fiscal years ending June 30, 2002 and 2003, the estimated receipts from sales and use tax are $14,162.1 million and $14,961.9 million, respectively.

     The second largest source of state tax receipts, including those distributed to local governments, is the tax on motor fuels. However, these revenues are almost entirely trust funds dedicated for specific purposes and are not included in the State General Revenue Fund. Taxes on motor fuels (gasoline and diesel fuel) include several distinct fuel taxes: (1) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below 6.9 cents per gallon; (2) the State excise tax of four cents per gallon of motor fuel, with proceeds distributed to local governments; (3) the State Comprehensive Enhanced Transportation System (SCETS) tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; (4) aviation fuel, which air carriers may choose to be taxed at 6.9 cents per gallon or 8% of the retail price of fuel, not to be less than 4.4 cents per gallon; and (5) local option motor fuel taxes, which may range between one cent to 12 cents per gallon.

     Most of the proceeds of the sales tax on motor fuels are deposited into the State Transportation Trust Fund for road maintenance and construction. The proceeds of the State excise tax of four cents per gallon is distributed by formula to local governments. The first two cents (described as the Constitutional Gas Tax) are primarily pledged for each county's debt service requirements, with any remaining balance deposited into the county's transportation trust fund. The remaining two cents of the excise tax (described as the County and Municipal Gas Taxes) are part of the State Revenue Sharing Program. Proceeds from the SCETS tax are, to the maximum extent possible, expended on road projects in the counties in which the revenues are derived. Local option gas taxes of one to 11 cents per net gallon, and the so-called "ninth cent fuel tax" of one cent per net gallon, of motor fuel may be levied by counties for use by local governments for transportation expenditures. Local Option Gas Tax revenues may be pledged for payment of bonds issued by the local governments or the Division of Bond Finance on behalf of local governments to fund transportation capital improvements.

     Alcoholic beverage tax and license revenues totaled $523.3 million in the State fiscal year ended June 30, 2001, a 6% decrease from the prior year. The receipts of corporate income tax for the State fiscal year ended June 30, 2001 were $1,344.8 million, a decrease of 4.4% over the prior fiscal year. In November 1986, the voters of the State approved a constitutional amendment to allow the State to operate a lottery, the proceeds of which are required to be applied as follows: 50% to be returned to the public as prizes, at least 38% to be deposited in the Educational Enhancement Trust (for public education), and no more than 12% to be spent on the administrative cost of operating the lottery.

     The State Constitution does not permit a personal income tax. An amendment to the State Constitution would be required to impose a personal income tax in the State.

     Local Government Revenue Sources. County and municipal governments in Florida depend primarily upon ad valorem property taxes, and sales, motor fuels and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall levels of revenues from these sources is in part dependent upon the local, state and national economy. Local government obligations held by the Trust may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.

     State Constitutional Amendment Limiting State Revenues. An amendment to the Constitution of the State of Florida was approved by the voters of the State of Florida at the November 1994 general election. This amendment limits the amount of taxes, fees, licenses and charges imposed by the State Legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year could be increased by a two-thirds vote of the Legislature. The limit was effective in the fiscal year 1995-96. Excess revenues generated will initially be deposited in the Budget Stabilization Fund until it is fully funded; any additional excess revenues will then be refunded to taxpayers. This amendment could limit theamount of actual revenues from which the State of Florida could appropriate funds, including funds appropriated to local governments. It is unclear at this point what effect, if any, this amendment would have on local government debt obligations payable from State revenues which may be subject to this amendment, such as State revenue sharing moneys or other State revenues distributed to local governments. Certain State of Florida debt obligations, which are not by their terms subject to appropriation, should not be affected, depending upon the language of the legislation authorizing the issuance of such obligations.


RECENT STATE FINANCIAL DEVELOPMENTS

     During Fiscal Year 2001-02, Florida employed statutory procedures provided to anticipate revenue declines and adjust the budget accordingly. Revenue Estimating Conferences addressed the general slowing of the national economy at its semi-annual conference in September 2001 and the impact from the September 11, 2001 terrorist attacks in October 2001. Acting in advance of revenue estimating conferences, the July and October quarterly agency spending authority was reduced by the

Governor from the normal 25% to 24% of the adopted budget. In December 2001 the Legislature met in special session to adjust the budget to reflect the 6.6% reduction in general revenue estimates. The revised budget used a combination of spending reductions, deferral of intangibles tax relief and transfers from trust funds and the Working Capital Fund to balance the State budget as required by
Section 216.221, Florida Statutes.

     The Revenue Estimating Conference met again in March 2002 for the purpose of revising estimates for Fiscal Years 2001-02 and 2002-03 and estimating revenues for Fiscal Year 2003-04. The revised general revenue estimates for Fiscal Year 2001-02 increased by 2.28%. The estimating conference attributed the increase to higher than expected sales and documentary stamp tax collections and an improving economy. General revenue collections in Fiscal Year 2001-02 of $19,334.2 million exceeded the March revised estimate by $141.9 million, with primary tax collections on target.

     General revenue appropriations for Fiscal year 2002-03, as passed by the Legislature in special session, totaled approximately $20.7 billion, to be funded from general revenue collections and $297.3 million in transfers from trust funds. The legislative budget included a projected Working Capital Fund balance at the end of Fiscal Year 2002-03 of approximately $97 million and did not use any Budget Stabilization Fund reserves. The Governor vetoed $54.2 million in General Revenue appropriations and $100 million in transfers to the General Revenue Fund. The projected Working Capital Fund balance at the end of Fiscal Year 2002-03 reflecting the vetoes was estimated at $33.3 million but will increase to $181.7 million after adding the $148.4 million by which the prior fiscal year general revenue collections exceeded the March 2002 estimate. A transfer to the Budget Stabilization Fund of $18 million is expected to be made during Fiscal Year 2002-03 which will increase its balance to $958 million.

     During the 2002 regular session of the Florida Legislature, which ended on March 22, 2002, certain changes to the documentary stamp tax were adopted (Chapter 2002-218, Laws of Florida). The changes provide a cap of $2,450 in documentary stamp taxes on promissory notes and certain other written unsecured obligations of $700,000 or more. The full documentary stamp tax will still be paid on notes and other written financial instruments secured by mortgages, trust deeds and other evidence of indebtedness. Another provision of the new law eliminates the collection of documentary stamp taxes imposed by Section 201.05, Florida Statutes, on stock certificates. The fiscal impact of these provisions has been determined to be insignificant by the Revenue Impact Conference held on March 15, 2002.

     ESTIMATES ARE SUBJECT TO RISKS AND UNCERTAINTIES WHICH MAY AFFECT ACTUAL REVENUE COLLECTIONS AND CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE STATED. NO ASSURANCE IS GIVEN THAT ACTUAL REVENUE IMPACT WILL NOT DIFFER MATERIALLY FROM THE ESTIMATES PROVIDED.


     Other Factors. Florida will continue to face enormous spending pressures well into the future. The large number of elderly residents will continue to demand health services, an area where cost escalation is significant, and the constant influx of people to Florida will continue to place sizable pressure on the State for infrastructure needs.

     The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of Federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

     There can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal bonds in the portfolio of the Trust will not be adversely affected by any such changes.


DURATION MANAGEMENT AND OTHER MANAGEMENT TECHNIQUES

     The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Strategic Transactions"). These Strategic Transactions may be used for duration management and other risk management techniques in an attempt to protect against possible changes in the market value of the Trust's portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Strategic Transactions are described below. The ability of the Trust to use them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Trust that arise from the use of Strategic Transactions will be covered by designating liquid assets on the books and records of the Trust or offsetting transactions, the Trust and BlackRock believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the CFTC have specific margin requirements described below and are not treated as senior securities. The use of certain Additional Investment Management Techniques may give rise to taxable income and have certain other consequences. See "Tax Matters."


     Interest Rate Transactions. The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction.

     Futures Contracts and Options on Futures Contracts. The Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Trust is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into if at such time more than 5% of the Trust's net assets would be posted as initial margin and premiums with respect to such non-hedging transactions.

     Calls on Securities, Indices and Futures Contracts. The Trust may sell or purchase call options ("calls") on municipal bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Trust's obligations pursuant to such instruments.

     Puts on Securities, Indices and Futures Contracts. The Trust may purchase put options ("puts") that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Trust may also sell puts on municipal bonds, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

     Municipal Market Data Rate Locks. The Trust may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Trust to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Trust and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Trust buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Trust equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Trust will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Trust. The Trust will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.


     Appendix C contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and
(d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.



     Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "Tax Matters."


SHORT SALES

     The Trust may make short sales of bonds. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

     When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

                   OTHER INVESTMENT POLICIES AND TECHNIQUES

RESTRICTED AND ILLIQUID SECURITIES

     Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.


WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     The Trust may purchase Securities on a "when-issued" basis and may purchase or sell Securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued Security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.


BORROWING

     Although it has no present intention of doing so, the Trust reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objective and Policies--Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Trust. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of Preferred Shares.


REVERSE REPURCHASE AGREEMENTS

     The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

     If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.


REPURCHASE AGREEMENTS

     As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

ZERO COUPON BONDS

     The Trust may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Trust accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.


LENDING OF SECURITIES

     The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis),
(iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's Board of Trustees.

     The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

RESIDUAL INTEREST MUNICIPAL BONDS

     The Trust currently does not intend to invest in residual interest municipal bonds. Residual interest municipal bonds pay interest at rates that bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Trust when short-term interest rates rise, and increase the interest paid to the Trust when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Trust's use of leverage. Should short-term interest rates rise, the combination of the Trust's investment in inverse floaters and the use of leverage likely will adversely affect the Trust's income and distributions to common shareholders. Although the Trust does not intend initially to invest in inverse floaters, the Trust may do so at some point in the future. The Trust will provide shareholders 30 days' written notice prior to any change in its policy of not investing in inverse floaters.

                            MANAGEMENT OF THE TRUST

INVESTMENT MANAGEMENT AGREEMENT

     Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

     The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.


     The investment management agreement and certain scheduled waivers of investment advisory fees were approved by the Trust's Board of Trustees at an "in person" meeting of the Board of Trustees held on October 22, 2002, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company
Act). This agreement provides for the Trust to pay a management fee at an annual rate equal to 0.55% of the average weekly value of the Trust's Managed Assets. A related waiver letter from BlackRock Advisors provided for temporary fee waiver of 0.20% the average weekly value of the Trust's Managed Assets in each of the first five years of the Trust's operations (through October 31, 2007) and for a declining amount for an additional three years (through October 31, 2010). In approving this agreement the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Advisors, the profitability to BlackRock Advisors of its relationship with the Trust, economies of scale and comparative fees and expense ratios.

     The investment management agreement and the waivers of the management fees were approved by the sole common shareholder of the Trust as of October 22, 2002. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).


SUB-INVESTMENT ADVISORY AGREEMENT


     BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, a fee equal to: (i) prior to October 31, 2003, 38% of the monthly management fees received by BlackRock Advisors, (ii) from October 31, 2003 to October 31, 2004, 19% of the monthly management fees received by BlackRock Advisors; and (iii) after October 31, 2004, 0% of the management fees received by BlackRock Advisors; provided thereafter that the Sub-Advisor may be compensated at cost for any services rendered to the Trust at the request of BlackRock Advisors and approved of by the board of trustees.


     The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

     Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.


     The sub-investment advisory agreement was approved by the Trust's board of trustees at an "in person" meeting held on October 22, 2002, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company
Act). In approving this agreement the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Financial Management, the profitability to BlackRock Financial Management of its relationship with the Trust, economies of scale and comparative fees and expense ratios.


     The sub-investment advisory agreement was approved by the sole common shareholder of the Trust as of October 22, 2002. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote

(as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust or by BlackRock Advisors without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trusts, or BlackRock Financial Management, on 60 days' written notice by any party to the other (which may be waived by the non-terminating party). The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

TRUSTEES AND OFFICERS


     The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company
Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below. The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.









                           TERM OF
NAME, ADDRESS, AGE        OFFICE AND      PRINCIPAL OCCUPATION DURING THE
AND POSITION(S)           LENGTH OF          PAST FIVE YEARS AND OTHER
HELD WITH REGISTRANT     TIME SERVED               AFFILIATIONS
---------------------- --------------- ------------------------------------
INDEPENDENT
TRUSTEES:

Andrew F. Brimmer      3 year(1)(2)    President of Brimmer & Company,
P.O. Box 4546                          Inc., a Washington, D.C. based
New York, NY 10163                     economic and financial consulting
Age: 76                                firm. Lead Director and Chairman
Trustee                                of the Audit Committee of each of
                                       the closed-end Trusts in which
                                       BlackRock Advisors Inc. acts as
                                       investment advisor.

Richard E. Cavanagh    3 years(1)(2)   President and Chief Executive
P.O. Box 4546                          Officer of The Conference Board,
New York, NY 10163                     Inc., a leading global business
Age: 56                                membership organization, from
Trustee                                1995-present. Former Executive
                                       Dean of the John F. Kennedy
                                       School of Government at Harvard
                                       University from 1988-1995. Acting
                                       Director, Harvard Center for
                                       Business and Government
                                       (1991-1993). Formerly Partner
                                       (principal) of McKinsey &
                                       Company, Inc. (1980-1988). Former
                                       Executive Director of Federal Cash
                                       Management, White House Office
                                       of Management and Budget
                                       (1977-1979). Co-author, THE
                                       WINNING PERFORMANCE
                                       (best selling management book
                                       published in 13 national editions).

Kent Dixon             3 years(1)(2)   Consultant/Investor, Former
P.O. Box 4546                          President and Chief Executive
New York, NY 10163                     Officer of Empire Federal Savings
Age: 65                                Bank of America and Banc PLUS
Trustee                                Savings Association, former
                                       Chairman of the Board, President
                                       and Chief Executive Officer of
                                       Northeast Savings.



                          NUMBER OF
                        PORTFOLIOS IN
                        FUND COMPLEX
                         OVERSEEN BY
NAME, ADDRESS, AGE       TRUSTEE OR
AND POSITION(S)          NOMINEE FOR               OTHER DIRECTORSHIPS
HELD WITH REGISTRANT       TRUSTEE                   HELD BY TRUSTEE
---------------------- -------------- ---------------------------------------------
INDEPENDENT
TRUSTEES:
Andrew F. Brimmer            44       Director of CarrAmerica Realty Corporation
P.O. Box 4546                         and Borg-Warner Automotive. Formerly
New York, NY 10163                    member of the Board of Governors of the
Age: 76                               Federal Reserve System. Formerly Director of
Trustee                               AirBorne Express, BankAmerica Corporation
                                      (Bank of America), Bell South Corporation,
                                      College Retirement Equities Fund (Trustee),
                                      Commodity Exchange, Inc. (Public Governor),
                                      Connecticut Mutual Life Insurance Company
                                      E.I. Dupont de Nemours & Company,
                                      Equitable Life Assurance Society of the
                                      United States, Gannett Company, Mercedes
                                      Benz of North America, MNC Financial
                                      Corporation (American Security Bank), NMC
                                      Capital Management, Navistar International
                                      Corporation, PHH Corp. and UAL
                                      Corporation (United Airlines).

Richard E. Cavanagh          44       Trustee Emeritus, Wesleyan University,
P.O. Box 4546                         Trustee: Drucker Foundation, Airplanes
New York, NY 10163                    Group, Aircraft Finance Trust (AFT) and
Age: 56                               Education Testing Service (ETS). Director,
Trustee                               Arch Chemicals, Fremont Group and The
                                      Guardian Life Insurance Company of
                                      America.

Kent Dixon                   44       Former Director of ISFA (the owner of
P.O. Box 4546                         INVEST, a national securities brokerage
New York, NY 10163                    service designed for banks and thrift
Age: 65                               institutions).
Trustee

                            TERM OF
NAME, ADDRESS, AGE         OFFICE AND       PRINCIPAL OCCUPATION DURING THE
AND POSITION(S)            LENGTH OF           PAST FIVE YEARS AND OTHER
HELD WITH REGISTRANT      TIME SERVED                AFFILIATIONS
----------------------- --------------- --------------------------------------
Frank J. Fabozzi        3 years(1)(2)   Consultant, Editor of THE
P.O. Box 4546                           JOURNAL OF PORTFOLIO
New York, NY 10163                      MANAGEMENT and Adjunct
Age: 54                                 Professor of Finance at the School
Trustee                                 of Management at Yale University.
                                        Author and editor of several books
                                        on fixed income portfolio
                                        management. Visiting Professor of
                                        Finance and Accounting at the
                                        Sloan School of Management,
                                        Massachusetts Institute of
                                        Technology from 1986 to August
                                        1992.

James Clayburn          3 years(1)(2)   Dean Emeritus of The John E.
La Force, Jr.                           Anderson Graduate School of
P.O. Box 4546                           Management, University of
New York, NY 10163                      California since July 1, 1993. Acting
Age: 73                                 Dean of The School of Business,
Trustee                                 Hong Kong University of Science
                                        and Technology 1990-1993, from
                                        1978 to September 1993, Dean of
                                        The John E. Anderson Graduate
                                        School of Management, University
                                        of California.

Walter F. Mondale       3 years(1)(2)   Partner, Dorsey & Whitney, a law
P.O. Box 4546                           firm (December 1996-present,
New York, NY 10163                      September 1987-August 1993).
Age: 74                                 Formerly U.S. Ambassador to
Trustee                                 Japan (1993-1996). Formerly, Vice
                                        President of the United States, U.S.
                                        Senator and Attorney General of
                                        the State of Minnesota. 1984
                                        Democratic Nominee for President
                                        of the United States.
INTERESTED
TRUSTEES

Robert S. Kapito                        Vice Chairman of BlackRock, Inc.,
Age: 45                                 is Head of the Portfolio
Trustee and President                   Management Group, a member of
                                        the Management Committee, the
                                        Investment Strategy Group, the
                                        Fixed Income and Global Equity
                                        Operating Committees and the
                                        Equity Investment Strategy Group.
                                        Formerly, Vice President of the
                                        First Boston Corporation, head of
                                        its Mortgage Capital Markets
                                        Group. Currently, President and
                                        Director of each of the closed-end
                                        Trusts which BlackRock Advisors,
                                        Inc. acts as investment advisor.

Ralph L. Schlosstein*   3 years         Director since 1999 and President
Age: 51                                 of BlackRock, Inc. since its
Chairman                                formation in 1998 and of
                                        BlackRock, Inc.'s predecessor
                                        entities since 1988. Member of the
                                        Management Committee and
                                        Investment Strategy Group of
                                        BlackRock, Inc. Formerly,
                                        Managing Director of Lehman
                                        Brothers, Inc. and Co-head of its
                                        Mortgage and Savings Institutions
                                        Group. Currently, Chairman and
                                        Director of each of the closed-end
                                        Trusts in which BlackRock
                                        Advisors, Inc. acts as investment
                                        advisor.

                           NUMBER OF
                         PORTFOLIOS IN
                         FUND COMPLEX
                          OVERSEEN BY
NAME, ADDRESS, AGE        TRUSTEE OR
AND POSITION(S)           NOMINEE FOR                 OTHER DIRECTORSHIPS
HELD WITH REGISTRANT        TRUSTEE                     HELD BY TRUSTEE
----------------------- -------------- -----------------------------------------
Frank J. Fabozzi              44       Director, Guardian Mutual Funds Group.
P.O. Box 4546
New York, NY 10163
Age: 54
Trustee

James Clayburn                44       Director, Jacobs Engineering Group, Inc.,
La Force, Jr.                          Payden & Rygel Investment Trust,
P.O. Box 4546                          Provident Investment Counsel Funds.
New York, NY 10163
Age: 73
Trustee

Walter F. Mondale             44       Director, Northwest Airlines Corp.,
P.O. Box 4546                          UnitedHealth Group, Formerly, Director,
New York, NY 10163                     RBC Dain Rauscher, Inc.
Age: 74
Trustee

INTERESTED
TRUSTEES

Robert S. Kapito              44       Mr. Kapito currently serves as President
Age: 45                                of the Board of Directors of Periwinkle
Trustee and President                  National Theatre, a national non-profit
                                       effort to help disadvantaged youth, and
                                       Chairman of the Hope & Heroes/Babies &
                                       Children's Cancer Fund.

Ralph L. Schlosstein*         44       Chairman and President of the BlackRock
Age: 51                                Provident Institutional Funds, Director of
Chairman                               several of BlackRock's alternative investment
                                       vehicles. Currently, a Member of the Visiting
                                       Board of Overseers of the John F. Kennedy
                                       School of Government at Harvard University,
                                       the Financial Institutions Center Board of the
                                       Wharton School of the University of
                                       Pennsylvania, a trustee of Trinity School in
                                       New York City and a Trustee of New Visions
                                       for Public Education in New York Council.
                                       Formerly, a Director of Pulte Corporation and
                                       a Member of Fannie Mae's Advisory Council.

                                                       PRINCIPAL OCCUPATION DURING THE
NAME AND AGE                   TITLE               PAST FIVE YEARS AND OTHER AFFILIATIONS
--------------------   ---------------------   ----------------------------------------------
OFFICERS:

Anne F. Ackerley            Secretary          Managing Director of BlackRock, Inc. since
Age: 40                                        2000. Formerly First Vice President and
                                               Chief Operating Officer, Mergers and
                                               Acquisition Group at Merrill Lynch & Co..
                                               from 1997 to 2000; First Vice President and
                                               Chief Operating Officer, Public Finance
                                               Group at Merrill Lynch & Co. from 1995 to
                                               1997; First Vice President, Emerging
                                               Markets Fixed Income Research at Merrill
                                               Lynch & Co. prior thereto.

Henry Gabbay                Treasurer          Managing Director of BlackRock, Inc. and
Age: 54                                        its predecessor entities.

Kevin Klingert           Vice President        Managing Director of BlackRock, Inc. and
Age: 39                                        its predecessor entities.

James Kong             Assistant Treasurer     Managing Director of BlackRock, Inc. and
Age: 41                                        its predecessor entities.

Richard Shea, Esq.      Vice President/Tax     Managing Director of BlackRock, Inc. since
Age: 42                                        2000; Chief Operating Officer and Chief
                                               Financial Officer of Anthracite Capital, Inc.
                                               since 1998. Formerly, Director of
                                               BlackRock, Inc. and its predecessors
                                               entities.
----------



(1) After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of trustees for which he serves;

    -- Messrs. Cavanagh and La Force, as Class I trustees, are expected to stand for re-election at the Trust's 2003 annual meeting of shareholders

    -- Messrs. Schlosstein, Fabozzi and Mondale, as Class II trustees, are expected to stand for re-election at the Trust's 2004 annual meeting of shareholders

    -- Messrs. Kapito, Brimmer and Dixon, as Class III Trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders

(2) Each Trustee has served in such capacity since the Trust's inception.




     Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of BlackRock Advisors.





                                                                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                          DOLLAR RANGE OF EQUITY       IN ALL REGISTERED INVESTMENT COMPANIES
                                             SECURITIES IN THE           OVERSEEN BY DIRECTORS IN THE FAMILY
NAME OF DIRECTOR                                 TRUST(*)                      INVESTMENT COMPANIES(*)
--------------------------------------   ------------------------   --------------------------------------------
Andrew F. Brimmer ....................              $0                            $1-$10,000
Richard E. Cavanagh ..................              $0                         $50,000-$100,000
Kent Dixon ...........................              $0                          over $100,000
Frank J. Fabozzi .....................              $0                            $1-$10,000
James Clayburn La Force, Jr. .........              $0                         $50,001-$100,000
Robert S. Kapito .....................              $0                          over $100,000
Walter F. Mondale ....................              $0                         $50,001-$100,000
Ralph L. Schlosstein .................              $0                         $50,001-$100,000



----------
(*) As of December 31, 2001. The Trustees do not own shares in the Trust as it is a newly formed closed-end investment company.

     The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. During the year ended December 31, 2001, the Independent Trustees/Directors earned the compensation set forth below in their capacities as trustees/directors of the funds in the BlackRock Family of Funds. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2002, assuming the Trust had been in existence for the full calendar year.

                                                               TOTAL COMPENSATION FROM THE
                                    ESTIMATED COMPENSATION     TRUST AND FUND COMPLEX PAID
NAME OF BOARD MEMBER                      FROM TRUST                TO BOARD MEMBER(1)
---------------------------------- ------------------------ ---------------------------------
Andrew F. Brimmer ................           $2,000(2)                    $195,000(3),(4),(5)
Richard E. Cavanagh ..............           $2,000(2)                    $160,000(4)
Kent Dixon .......................           $2,000(2)                    $160,000(4)
Frank J. Fabozzi .................           $2,000(2)                    $160,000(4)
James Clayburn La Force, Jr. .....           $2,000(2)                    $160,000(4)
Walter F. Mondale ................           $2,000(2)                    $160,000(4)



----------
(1) Represents the total compensation earned by such person during the calendar year ended December 31, 2001 from the thirty closed-end funds advised by the Advisor (the "Fund Complex"). One of these funds, The BlackRock 2001 Term Trust, was terminated on June 30, 2001. On February 28, 2002, one additional fund, on April 30, 2002 seven additional funds and on July 30, 2002 three additional funds were added to the Fund Complex.

(2) Of these amounts it is anticipated that Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale may defer $0, $0, $0, $0, $2,000 and $1,000, respectively, pursuant to the Fund Complex's deferred compensation plan.

(3) Dr. Brimmer serves as "lead director" for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Dr. Brimmer will be compensated in the amount of $40,000 per annum by the Fund Complex to be allocated among the funds in the Fund Complex based on each fund's relative net assets.

(4) Of this amount, Messrs. Brimmer, Cavanagh, La Force and Mondale deferred $24,000, $24,000, $139,000 and $68,000, respectively, pursuant to the Fund
      Complex's deferred compensation plan.

(5)   In 2002, it is anticipated that Dr. Brimmer compensation will be $200,000.



     Each Independent Trustee/Director receives an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund Complex attended by such Independent Trustee/Director. The total annual aggregate compensation for each Independent Trustee/Director is capped at $160,000 per annum, except that receives an additional $40,000 from the Fund Complex for acting as the lead trustee/director for each board of trustees/directors in the Fund Complex. In the event that the $160,000 cap is met with respect to an Independent Trustee/Director, the amount of the Independent Trustee/Director's fee borne by each fund in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds in the Fund Complex. In addition, the attendance fees of each Independent Trustee/Director of the funds/trusts are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts held on a single day does not exceed $20,000 for any Independent Trustee/Director.

     The Board of Trustees of the Trust currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.


     The Executive Committee consists of Ralph Schlosstein and Robert Kapito and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and By-Laws of the Trust. The Executive Committee, subject to the Trust's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full Board of Trustees in the intervals between meetings of the Board.

     The Audit Committee consists of Messrs. Brimmer, Cavanagh and Dixon. The Audit Committee acts according to the Audit Committee charter. Dr. Brimmer has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Trust's independent accountants.

     The governance committee consists of Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale. The Governance committee acts in accordance with the Governance Committee charter. Dr. Brimmer has been appointed as Chairman of the Governance Committee. The Governance

Committee consists of the independent Trustees and performs those functions enumerated in the Governance Committee Charter including, but not limited to, making nominations for the appointment or election of independent Trustees, reviewing independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the independent Trustees.

     As the Trust is a newly organized closed-end investment company, no meetings of the above committees have been held.

     No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.


CODES OF ETHICS

     The Trust, the Advisor, the Sub-Advisor and the Trust's principal underwriters have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Security and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Security and Exchange Commission at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the Security and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.


INVESTMENT ADVISOR AND SUB-ADVISOR

     BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809 and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $250 billion of assets under management as of June 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions name.

     The BlackRock organization has over 13 years of experience managing closed-end products and currently advises a closed-end family of 40 funds with approximately $9.9 billion in assets. BlackRock has 31 leveraged municipal closed-end funds and six open-end municipal funds under management. As of June 30, 2002, BlackRock had approximately $17.5 billion in municipal assets firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

     The Advisor and the Sub-Advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor's and the Sub-Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor or the Sub-Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

     The Advisor and the Sub-Advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisor, and does not reduce the Advisor's and/or the Sub-Advisor's normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisor's and/or the Sub-Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

     One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

                             DESCRIPTION OF SHARES


COMMON SHARES

     The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


PREFERRED SHARES

     Although the terms of any Preferred Share issued by the Trust, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) when it authorizes a Preferred Shares offering, the Trust currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of any such Preferred Shares will likely be as stated in the prospectus.

     If the board of trustees determines to proceed with an offering of Preferred Shares, the terms of the Preferred Shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.


OTHER SHARES

     The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.


                          REPURCHASE OF COMMON SHARES

     The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

     The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Trust of its common shares will decrease the Trust's Managed Assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

     Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

                                   TAX MATTERS

FEDERAL TAX MATTERS

     The following is a description of certain Federal income tax consequences to a shareholder of acquiring, holding and disposing of common stock of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

     The Trust intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, the

Trust must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Trust must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Trust must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Trust's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, the Trust will not be subject to Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to Federal income tax on long-term capital gains, (i) will be required to include in income for Federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust against their Federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For Federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gains included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Trust intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


     Distributions by the Trust of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of the Trust) and generally will not qualify for the dividends received deduction in the case of corporate shareholders. Net long-term capital gains realized by the Trust and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Trust. Distributions by the Trust that do not constitute ordinary income dividends, capital gain distributions or exempt-interest dividends (as defined below) will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     If the Trust engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Trust, defer the Trust's losses, cause adjustments in the holding periods of the Trust's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of common shares.

     Prior to purchasing shares in the Trust, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Trust (and received by the holder of common shares) on December 31.

     The Trust intends to invest in sufficient tax-exempt municipal bonds to permit payment of "exempt-interest dividends" (as defined in the Code). Except as provided below, exempt-interest dividends paid to holders of common shares are not includable in the holder's gross income for Federal income tax purposes.

     The Internal Revenue Service's position in a published revenue ruling indicates that the Trust is required to designate distributions paid with respect to its common shares and its Preferred Shares as consisting of a portion of each type of income distributed by the Trust. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Trust dividends received by such class. Thus, the Trust will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the holders of Preferred Shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

     Exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to Federal income tax.

     Although exempt-interest dividends generally may be treated by holders of common shares as items of interest excluded from their gross income, each holder is advised to consult his tax advisor with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a "substantial user," or a "related person" of a substantial user, of the facilities financed with respect to any of the tax-exempt obligations held by the Trust.


     Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. The Trust will not invest in such "private activity bonds." However, interest on certain "private activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. For corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Trust, are included in calculating adjusted current earnings.



     The redemption, sale or exchange of common shares normally will result in capital gain or loss to the holders of common shares who hold their shares as capital assets. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax-exempt interest income. In addition, gain realized by the Trust from the disposition of a tax-exempt municipal obligation that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by holders of common shares. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains will be taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years and whose holding periods began after December 31, 2000), while short-term capital gains and other ordinary income will currently be taxed at a maximum rate of 38.6%.(1) Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing common shares cannot be taken into account for purposes of determining gain or loss on the redemption, sale or exchange of such shares within 90 days after their purchase to the extent common shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption, sale or exchange of common shares if the shareholder purchases other common shares of the Trust (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to common shares of the Trust within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such common shares and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such common shares.

     In order to avoid a 4% Federal excise tax, the Trust must distribute or be deemed to have distributed by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Trust paid no Federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Trust intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any tax year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular corporate Federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for Federal income tax purposes to the extent of the Trust's earnings and profits.

     The Trust is required to withhold tax at a rate equal to the fourth lowest rate applicable to unmarried individuals (currently, 30%) on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Trust their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder's Federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Trust and its


----------
1 The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.

shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Trust transactions. Holders of common shares are advised to consult their own tax advisors for more detailed information concerning the Federal income taxation of the Trust and the income tax consequences to its holders of common shares.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     Florida municipal bonds can provide double tax-free income (exempt from both regular Federal and state income taxes) for investors who are residents of Florida for tax purposes.

     The Trust may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Trust to an alternative investment should be made with consideration of differences in features and expected performance. The Trust may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Trust believes to be generally accurate. In our sales materials, we may quote company rankings from Fortune Magazine and other national publications.


     Past performance is not indicative of future results. At the time common shareholders sell their shares, they may be worth more or less than their original investment.

     Insured municipal bonds have had a taxable equivalent annualized total return for the 10 years ended August 31, 2002 of 11.04%, which is better than the after tax return of other major fixed income categories.

     The Federal Alternative Minimum Tax (AMT) was initially designed to reduce a number of deductions used by wealthy individuals to ensure that these higher-income taxpayers paid a fair amount of income tax.

     However, since it is not indexed for inflation, more taxpayers are becoming subject to the AMT. BlackRock's Insured Municipal Income Trusts intend to distribute monthly income that is exempt from the AMT (for non-corporate investors).


                       TAX ADJUSTED MUNICIPALS VS. OTHER
                         FIXED INCOME CATEGORY RETURNS
                         LAST 10 YEARS ENDING 8/31/02


10 YEAR INSURED MUNICIPAL BOND TAXABLE-EQUIVALENT ANNUALIZED RETURNS AND STANDARD DEVIATION VS. ALTERNATIVES.(1)






                                 TAX
                                 ADJ.
10 YEAR PERIOD                 INSURED    AGGREGATE
8/31/92 - 8/31/02               MUNIS       BONDS(2)     TREASURY(3)   AGENCY(4)   CORPORATES(5)
---------------------------- ----------- -------------- ------------- ----------- ---------------
Annualized Return ..........     11.04%        7.33%         7.58%        7.45%         7.48%
Standard Deviation .........      4.85         3.75          4.33         3.91          4.71



10 YEAR PERIOD                MORTGAGES-
8/31/92 - 8/31/02               BACKED(6)    ASSET BACKED(7)   HIGH YIELD(8)   S&P 500(9)   NASDAQ(10)
---------------------------- -------------- ----------------- --------------- ------------ -----------
Annualized Return ..........       7.22%           7.13%            5.52%         10.37%       8.85%
Standard Deviation .........       2.99            2.59             6.80          14.14       27.33



     Over the past 10 years on a taxable-equivalent basis, insured municipal bonds have returned 106% of the total return of the S&P 500 with only 34% of the volatility.(11)



----------

(1) Lehman Brothers. Past performance is no guarantee of future results. The taxable-equivalent return for insured municipal bonds in the above table reflects an adjustment of the highest federal tax bracket in each year and the highest current average national state tax bracket to the portion of the Lehman Brothers Insured Municipal Index attributable to coupon payment and no adjustment to the portion of the Index attributable to principal appreciation. Treasury Bond income returns reflect an adjustment of the highest current average national state tax bracket to the portion of the Lehman Brothers Treasury Index attributable to coupon payment and no adjustment to the portion of the Index attributable to principal appreciation. Standard deviation measures performance fluctuation; generally the higher the Standard Deviation, the greater the expected volatility of returns. Standard deviation is not a complete measure of risk and cannot predict future performance.

(2) The Lehman Brothers Aggregate Bond Index consists of intermediate-term government bonds, investment-grade corporate debt securities and mortgage backed securities.

(3) The Lehman Brothers U.S. Treasury Index consists of public obligations of the U.S. Treasury with a remaining maturity of one year or more. Securities in the Index are rated investment grade.

(4) The Lehman Brothers U.S. Agency Index consists of publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government. Securities in the Index are rated investment grade.

(5) The Lehman Brothers U.S. Corporate Investment Grade Index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes. To qualify, bonds must be registered with the Securities and Exchange Commission and be of investment grade credit quality.


(6) The Lehman Brothers Mortgage Backed Securities Index consists of fixed rate mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).


(7) The Lehman Brothers Asset-Backed Securities Index consists of asset backed securities in five subsectors: (1) credit and charge cards (2) autos (3) home equity loans (4) utilities and (5) manufactured housing. To be included in the Index, a security must be fixed-rate and be rated investment grade.

(8) The Lehman Brothers High Yield Index consists of publicly issued fixed rate, non-investment grade debt.


(9)   Standard & Poor's 500 Index

(10)  NASDAQ Composite Index

(11) Source: Lehman Brothers/BlackRock Advisors, Inc. Past performance does not guarantee future results. Calculations result from comparing the Lehman Brothers Insured Municipal Index with the S&P 500 Index, for the ten year period from 8/31/92-8/31/02. The Lehman Brothers Insured Municipal Index produced a taxable-equivalent annualized return of 11.04% for the period with a 4.85 Standard Deviation (volatility). In comparison the S&P 500 Index produced an annualized return of 10.37% for the same period with
      14.14 Standard Deviation. These indices are unmanaged and an investment cannot be made directly in an index.


CHART B



   INSURED MINICIPAL BONDS ARE ATTRACTION COMPARED TO U.S. TREASURIES




                                                            30-YEAR INSURED MUNI
                     30 YEAR INSURED AAA       30-YEAR        AS PERCENTAGE OF
DATE                   MUNICIPAL YIELD     TREASURY YIELD    TREASURY YIELD (2)
------------------- --------------------- ---------------- ---------------------
  8/31/92 .........          6.35%               7.42%              85.63%
  9/30/92 .........          6.25%               7.37%              84.76%
  9/30/93 .........          5.40%               6.03%              89.48%
  9/30/94 .........          6.49%               7.82%              82.94%
  9/29/95 .........          6.00%               6.48%              92.54%
  9/30/96 .........          5.75%               6.93%              82.98%
  9/30/97 .........          5.45%               6.41%              85.03%
  9/30/98 .........          4.92%               4.98%              98.85%
  9/30/99 .........          5.83%               6.06%              96.23%
  9/29/00 .........          5.74%               5.88%              97.62%
  9/28/01 .........          5.20%               5.42%              95.99%
  8/30/02 .........          5.00%               4.93%             101.36%

----------

(1) Source: JP Morgan/BlackRock Advisors, Inc. Past performance is no guarantee of future results. Chart shows the relationship between the 30 Year Insured AAA Municipal Yield Benchmark and the U.S. 30 Year Treasury Index. The yields quoted above are a simple unweighted average of the estimated yields of the bonds in the index if those bonds were sold at par value. It is not possible to invest directly in an index.

(2) As of 8/31/02 the average yield (measured monthly) of Insured AAA municipal bonds as a percentage of Treasuries was 89.75%.

                        TAXABLE EQUIVALENT YIELD TABLES
                  FOR BLACKROCK INSURED MUNICIPAL INCOME TRUSTS


     The information below shows how much more a taxable investment needs to yield to match the yield of a tax-free investment.(1) On August 30, 2002, the Lehman Brothers Aggregate Bond Index, a common measure of the taxable bond market, yielded 4.69%.(2)






                                                          YOUR COMBINED                TAXABLE EQUIVALENT YIELD
                                                        FEDERAL/STATE TAX --------------------------------------------------
                SINGLE RETURN ($)     JOINT RETURN ($)   BRACKET IS (%):   5.0 (%)(3)   5.5 (%)(3)   6.0 (%)(3)   7.0 (%)(3)
               -------------------   ----------------- ------------------ ------------ ------------ ------------ -----------
NATIONAL         27,951-67,700        46,701-112,850           27.0            6.85         7.53         8.22         9.59
                 67,701-141,250       112,851-171,950          30.0            7.14         7.86         8.57        10.00
                141,251-307,050       171,951-307,050          35.0            7.69         8.46         9.23        10.77
                  Over 307,050         Over 307,050            38.6            8.14         8.96         9.77        11.40
CALIFORNIA       37,726-67,700        75,451-112,850           33.8            7.55         8.31         9.06        10.57
                 67,701-141,250       112,851-171,950          36.5            7.88         8.66         9.45        11.03
                141,251-307,050       171,951-307,050          41.1            8.48         9.33        10.18        11.87
                  Over 307,050         Over 307,050            44.3            8.98         9.88        10.77        12.57
NEW YORK         27,951-67,700        46,701-112,850           32.0            7.35         8.09         8.82        10.29
                 67,701-141,250       112,851-171,950          34.8            7.67         8.43         9.20        10.74
                141,251-307,050       171,951-307,050          39.5            8.26         9.08         9.91        11.56
                  Over 307,050         Over 307,050            42.8            8.74         9.62        10.49        12.24
FLORIDA          27,951-67,700        46,701-112,850           27.0            6.85         7.53         8.22         9.59
                 67,701-141,250       112,851-171,950          30.0            7.14         7.86         8.57        10.00
                141,251-307,050       171,951-307,050          35.0            7.69         8.46         9.23        10.77
                  Over 307,050         Over 307,050            38.6            8.14         8.96         9.77        11.40


----------

(1) The tax-free yields used in the charts are for illustrative purposes only and do not represent or predict the tax-free yield of any of the Trusts. Trust yields will vary. The lower your combined federal and state tax rate, the less you can take advantage of tax-free investing, which can be seen by comparing the taxable-equivalent yields at a given tax-free yield level for different tax brackets. The tables do not take into account, among other things, the effects of the federal alternative minimum tax or capital gains taxes. In addition, the Trusts may invest in securities that are not exempt from federal or state income taxes, although they do not intend to do so to a significant degree. Consult your tax advisor for more information.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage backed securities. It is not possible to invest directly in an index.

(3) This tax-free yield is equivalent to the taxable yields below in the chart.



                        AVERAGE ANNUAL TOTAL RETURNS (1)
                             AS OF AUGUST 31, 2002






                                                                1-YEAR       3-YEAR       5-YEAR       10-YEAR
                                                              ----------   ----------   ----------   ----------
Lipper Closed-End Insured Muni Debt Funds (Leveraged)......       9.44%        9.54%        6.47%        6.92%
Lipper Open-End Insured Muni Debt Funds ...................       5.12%        6.79%        5.30%        5.96%



----------
(1) Source: Lipper, Inc. Past performance is no guarantee of future results. The Lipper Peer Groups shown contains funds with fees and expenses different from those of the Trusts. Fund fees and expenses affect performance and the Trusts' performance may vary from the Peer Groups.

                                    EXPERTS




     The Statement of Net Assets of the Trust as of October 21, 2002 of appearing in this Statement of Additional Information has been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, MA 02116, provides accounting and auditing services to the Trust.



                             ADDITIONAL INFORMATION



     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge on the Edgar Database at the Commission's website at http://www.sec.gov at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                          INDEPENDENT AUDITORS' REPORT



The Board of Trustees and Shareholder of
BlackRock Florida Insured Municipal Income Trust



     We have audited the accompanying statement of assets and liabilities of BlackRock Florida Insured Municipal Income Trust (the "Trust") as of October 21, 2002 and the related statements of operations and changes in net assets for the period from August 19, 2002 (date of inception) to October 21, 2002. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.


     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


     In our opinion, such financial statements present fairly, in all material respects, the financial position of the Trust at October 21, 2002 and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
Boston, Massachusetts

               BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 21, 2002



ASSETS:
Cash .......................................................................    $ 115,001
LIABILITIES:
Payable for organization costs .............................................       15,000
                                                                                ---------
Net Assets .................................................................    $ 100,001
                                                                                =========
Net assets were comprised of:
 Common stock at par (Note 1) ..............................................    $       8
 Paid-in capital in excess of par ..........................................      114,993
                                                                                ---------
                                                                                  115,001
 Accumulated net investment loss ...........................................      (15,000)
                                                                                ---------
Net assets, October 21, 2002 ...............................................    $ 100,001
                                                                                =========
Net asset value per share:
Equivalent to 8,028 shares of common stock issued and outstanding, par value
 $0.001, unlimited shares authorized........................................    $   12.46
                                                                                =========

                BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST
                            STATEMENT OF OPERATIONS
    FOR THE PERIOD AUGUST 19, 2002 (DATE OF INCEPTION) TO OCTOBER 21, 2002



Investment Income ..............     $     ---
Expenses
 Organization expenses .........        15,000
                                     ---------
Net investment loss ............     $ (15,000)
                                     =========

                BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
    FOR THE PERIOD AUGUST 19, 2002 (DATE OF INCEPTION) TO OCTOBER 21, 2002



INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net Investment loss ..........................................     $ (15,000)
                                                                    ---------
 Net decrease in net assets resulting from operations .........       (15,000)
                                                                    ---------
Capital Stock Transactions
 Net proceeds from the issuance of common shares ..............       115,001
                                                                    ---------
   Total increase .............................................       100,001
                                                                    ---------
NET ASSETS
Beginning of period ...........................................            --
                                                                    ---------
End of period .................................................     $ 100,001
                                                                    =========

NOTES TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION


BlackRock Florida Insured Municipal Income Trust (the "Trust") was organized as a Delaware business trust on August 19, 2002, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no operations other than a sale to Blackrock Advisors, Inc. of 8,028 shares of common stock for $115,001 ($14.325 per share).


NOTE 2. AGREEMENTS


The Trust has entered into an Investment Advisory Agreement with BlackRock Advisors, Inc. The Trust will pay BlackRock Advisors, Inc. a monthly fee (the "Investment Management Fee") at an annual rate of 0.55% of the average weekly value of the Trust's Managed Assets. BlackRock Advisors, Inc. has voluntarily agreed to waive receipt of a portion of its management fee in the amount of 0.20% of the average weekly value of the Trust's managed assets for the first five years of the Trust's operations (through October 31, 2007), and for a declining amount for an additional three years (through October 31, 2010).


NOTE 3. ORGANIZATION EXPENSES AND OFFERING COSTS


Organization expenses of $15,000 have been expensed. Offering costs, estimated to be approximately $252,000 will be charged to paid-in capital at the time shares of beneficial interest are sold.


NOTE 4. CASH & CASH EQUIVALENTS


The Trust considers all highly liquid debt instruments with a maturity of three months or less at time of purchase to be cash equivalents.

                                   APPENDIX A


RATINGS OF INVESTMENTS

     Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

     Long-Term Debt

     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation; and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Investment Grade

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.


A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Speculative Grade Rating

     Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

      The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Municipal Notes

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     --Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     --Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest.

SP-3  Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     Commercial Paper

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

     Municipal Bonds

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba         Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

     Short-Term Loans


MIG 1/VMIG 1   This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3   This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4   This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

     Commercial Paper

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     --Leading market positions in well-established industries.

     --High rates of return on funds employed.

     --Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     --Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

     Long-Term Credit Ratings

     Investment Grade


AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,    High default risk. Default is a real possibility. Capacity for meeting
CC,     financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,    Default. The ratings of obligations in this category are based on their
DD,     prospects for achieving partial or full recovery in a reorganization or and D liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


     Short-Term Credit Ratings


     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

Notes:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1".

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

DESCRIPTION OF THE INSURANCE CLAIMS-PAYING ABILITY RATINGS OF STANDARD & POOR'S RATINGS GROUP AND MOODY'S INVESTORS SERVICE, INC.


     An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability of "AAA" has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policy holder obligations and claims. An insurer with an insurance claims-paying ability rating of "Aaa" is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of "Aaa" carry the smallest degree of credit risk and, while the financial strength of the these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.


     An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on an specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

     The assignment of ratings by S&P and Moody's to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

                                  APPENDIX B

                         TAXABLE EQUIVALENT YIELD TABLE

     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Trust with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields assuming the stated marginal Federal and tax rates for 2002 listed below.

     The State of Florida imposes no income tax on individuals; accordingly, the table reflects only the exemption from Federal income taxes. The table does not reflect the exemption of shares of the Fund from the State's intangible tax; accordingly, Florida residents subject to such tax would need a somewhat higher taxable return than those shown to equal the tax-exempt return of the Trust.

                 2002-2003 FEDERAL TAXABLE VS. TAX-FREE YIELDS

                                          FEDERAL
                        JOINT RETURN        TAX
   SINGLE RETURN          BRACKET           RATE       4.00%      4.50%      5.00%      5.50%      6.00%      6.50%      7.00%
------------------- ------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
      $0-6,000          $0-12,000       10.00%      4.44%      5.00%      5.56%      6.11%      6.67%       7.22%      7.78%
   $6,001-27,950     $12,001-46,700     15.00%      4.71%      5.29%      5.88%      6.47%      7.06%       7.65%      8.24%
  $27,951-67,700    $46,701-112,850     27.00%      5.48%      6.16%      6.85%      7.53%      8.22%       8.90%      9.59%
  $67,701-141,250   $112,851-171,950    30.00%      5.71%      6.43%      7.14%      7.86%      8.57%       9.29%     10.00%
 $141,251-307,050   $171,951-307,050    35.00%      6.15%      6.92%      7.69%      8.46%      9.23%      10.00%     10.77%
   Over $307,050      Over $307,050     38.60%      6.51%      7.33%      8.14%      8.96%      9.77%      10.59%     11.40%


                                 2002 -- 2003
                                    FLORIDA


                                               FEDERAL       COMBINED
                              JOINT              TAX           TAX
    SINGLE RETURN             RETURN           BRACKET       BRACKET
--------------------   -------------------   -----------   -----------
       $-6,000             $-12,000            10.00%         10.00%
   $6,001-27,950        $12,001-46,700         15.00%         15.00%
   $27,951-67,700       $46,701-112,850        27.00%         27.00%
   $67,701-141,250     $112,851-171,950        30.00%         30.00%
  $141,251-307,050     $171,951-307,050        35.00%         35.00%
    Over 307,050         Over 307,050          38.60%         38.60%

                  TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN




  SINGLE RETURN        3.5%         4.0%         4.5%         5.0%         5.5%         6.0%         6.5%          7.0%
-----------------      -----        -----        -----        -----        -----        -----       -------       ------
      $-6,000          3.89%        4.44%        5.00%        5.56%        6.11%        6.67%         7.22%        7.78%
  $6,001-27,950        4.12%        4.71%        5.29%        5.88%        6.47%        7.06%         7.65%        8.24%
 $27,951-67,700        4.79%        5.48%        6.16%        6.85%        7.53%        8.22%         8.90%        9.59%
 $67,701-141,250       5.00%        5.71%        6.43%        7.14%        7.86%        8.57%         9.29%       10.00%
$141,251-307,050       5.38%        6.15%        6.92%        7.69%        8.46%        9.23%        10.00%       10.77%
   Over 307,050        5.70%        6.51%        7.33%        8.14%        8.96%        9.77%        10.59%       11.40%

                                  APPENDIX C


                       GENERAL CHARACTERISTICS AND RISKS
                            OF STRATEGIC TRANSACTIONS

     In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Additional Investment Management Techniques may give rise to taxable income.


PUT AND CALL OPTIONS ON SECURITIES AND INDICES

     The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

     The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

     The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


FUTURES CONTRACTS AND RELATED OPTIONS

     Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).


     Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

     Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

     Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the T rust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments.

Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

     Strategic Transactions present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

                                    PART C


                               OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)   Financial Statements

      Part A--None.

      Part B--Statement of Assets and Liabilities.

(2)   Exhibits

     (a)  Amended and Restated Agreement and Declaration of Trust.(1)

     (b)  Amended and Restated By-Laws. (1)

     (c)  Inapplicable.

     (d)  Form of Specimen Certificate. (2)

     (e)  Dividend Reinvestment Plan. (2)

     (f)  Inapplicable.

     (g)(1) Investment Management Agreement. (2)

     (g)(2) Sub-Investment Advisory Agreement. (2)

     (g)(3) Waiver Reliance Letter. (2)

     (h)  Form of Underwriting Agreement. (2)

     (i)  Form of Deferred Compensation Plan for Independent Trustees. (2)

     (j)  Custodian Agreement (2)

     (k)  Transfer Agency Agreement (2)

     (l)  Opinion and Consent of Counsel to the Trust. (2)

     (m)  Inapplicable.

     (n)  Consent of Independent Public Accountants. (2)

     (o)  Inapplicable.

     (p)  Initial Subscription Agreement. (2)

     (q)  Inapplicable.

     (r)(1) Code of Ethics of Trust. (2)

     (r)(2) Code of Ethics of Advisor and Sub-Advisor. (2)

     (s) Powers of Attorney. (2)


----------

(1) Filed as an exhibit to Pre-Effective Number 1 to the Trust's Registration Statement filed with the Securities and Exchange Commission on September 5, 2002.



(2)  Filed herewith



ITEM 25. MARKETING ARRANGEMENTS

     Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:



     Registration fee ............................   $  13,800
     NYSE listing fee ............................   $  65,300
     Printing (other than certificates) ..........   $ 165,112
     Engraving and printing certificates .........   $  17,500
     Accounting fees and expenses ................   $   5,000
     Legal fees and expenses .....................   $  50,980
     NASD fee ....................................   $  15,500
     Miscellaneous ...............................   $  48,020
          Total ..................................   $ 382,212


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

     None.


ITEM 28. NUMBER OF HOLDERS OF SHARES





AS OF OCTOBER 21, 2002                     NUMBER OF
TITLE OF CLASS                          RECORD HOLDERS
------------------------------------   ---------------
     Shares of Beneficial Interest     1


ITEM 29. INDEMNIFICATION

     Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

     5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this
Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of
(i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

     (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

     (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
(iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

     (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

     5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

     5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

     5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.



     Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article 8 of the underwriting agreement attached as Exhibit (h), which is incorporated herein by reference.




ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Not Applicable


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, and EquiServe Trust Company, N.A., the Registrant's Transfer Agent.


ITEM 32. MANAGEMENT SERVICES

     Not Applicable


ITEM 33. UNDERTAKINGS

     (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     (2) Not applicable

     (3) Not applicable

     (4) Not applicable

     (5)(a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

     (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of October, 2002.





                                                /s/ ROBERT S. KAPITO
                                      ----------------------------------------
                                                  Robert S. Kapito
                                                     President



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 28th day of October, 2002.







                NAME                              TITLE
                ----                              -----

            /s/ ROBERT S. KAPITO             Trustee, President, Chief
 ----------------------------------          Executive Officer
           Robert S. Kapito



              /s/ HENRY GABBAY               Treasurer and Principal
 ----------------------------------          Financial Officer
             Henry Gabbay



                   *                         Trustee
 ----------------------------------
           Andrew F. Brimmer



                   *                         Trustee
 ----------------------------------
          Richard E. Cavanagh



                   *                         Trustee
 ----------------------------------
              Kent Dixon



                   *                         Trustee
 ----------------------------------
           Frank J. Fabozzi



                   *                         Trustee
 ----------------------------------
       James Clayburn La Force, Jr.



                   *                         Trustee
 ----------------------------------
           Walter F. Mondale



                   *                         Trustee
 ----------------------------------
         Ralph L. Schlosstein

*By:  /s/ ROBERT S. KAPITO
 ----------------------------------
           Robert S. Kapito
           Attorney-in-fact

INDEX OF EXHIBITS



(d)     Form of Specimen Certificate
(e)     Form of Dividend Reinvestment Plan
(g)(1)  Investment Management Agreement
(g)(2)  Sub-Investment Advisory Agreement
(g)(3)  Waiver Reliance Letter
(h)     Form of Underwriting Agreement
(i)     Form of Deferred Compensation Plan for Independent Trustees
(j)     Custodian Agreement
(k)     Transfer Agency Agreement
(l)     Opinion and Consent of Counsel to the Trust
(n)     Consent of Independent Public Accountants
(p)     Initial Subscription Agreement
(r)(1)  Code of Ethics of Trust
(r)(2)  Code of Ethics of Advisor and Sub-Advisor
(s)     Powers of Attorney
